May 14, 2007

                          TOUCHSTONE FUNDS GROUP TRUST

                      TOUCHSTONE PITCAIRN SELECT VALUE FUND

Dear Shareholder:

On behalf of the Board of Trustees of the Touchstone Funds Group Trust (the "Trust"), we are pleased to invite you to a Special Meeting of Shareholders (the "Meeting") of the Trust with respect to the Touchstone Pitcairn Select Value Fund ("Select Value Fund"), a series of the Trust, to be held at 10:00 a.m. Eastern Time on July 13, 2007 at 303 Broadway, Suite 1100, Cincinnati, Ohio 45202.

At the Meeting, you will be asked to approve an Agreement and Plan of Reorganization, between the Select Value Fund and the Touchstone Diversified Value Fund ("Diversified Value Fund"), each, a series of the Trust, under which the Select Value Fund will merge into the Diversified Value Fund (the "Reorganization").

The Board of Trustees of the Trust unanimously approved the Agreement and Plan of Reorganization at a meeting held on February 22, 2007. The Board of Trustees recommends that you vote FOR the Reorganization.

The details of the proposed Agreement and Plan of Reorganization are set forth in the Prospectus/Proxy Statement that accompanies this letter, including details about the Diversified Value Fund's investment objective and policies, portfolio management and fees and expenses that are important for you to know. We encourage you to read it thoroughly. In addition, we have included a list of commonly asked questions and answers following this letter.

Shareholders may cast their votes by mail or in person, according to the instructions provided in the enclosed proxy materials.

YOUR VOTE IS IMPORTANT TO US REGARDLESS OF THE NUMBER OF SHARES YOU OWN. In order to conduct the Meeting, forty percent of shares must be represented in person or by proxy. Please vote promptly.

If you have any questions regarding the Reorganization, please call 1-800-543-0407.

We thank you for considering this proposal carefully and for your continued confidence in and support of the Trust.

Sincerely,

/s/ Jill T. McGruder
Jill T. McGruder
President
Touchstone Funds Group Trust

              QUESTIONS AND ANSWERS RELATING TO THE REORGANIZATION

While we encourage you to read the full text of the enclosed Prospectus/Proxy Statement, below is a brief overview of the proposal, which will require your vote.

Q. WHAT ARE SHAREHOLDERS BEING ASKED TO VOTE ON AT THE UPCOMING SPECIAL MEETING ON JULY 13, 2007?

A. The Board of Trustees of the Touchstone Funds Group Trust (the "Trust") has called a Special Meeting at which you will be asked to vote on the reorganization (the "Reorganization") of Touchstone Pitcairn Select Value Fund ("Select Value Fund"), into Touchstone Diversified Value Fund ("Diversified Value Fund"), each, a series of the Trust.

Q.    WHY DID THE BOARD OF TRUSTEES APPROVE THE REORGANIZATION?

A. The Board of Trustees of the Trust unanimously approved the Reorganization after reviewing detailed information about the Reorganization provided by the management of the Trust and reviewed various factors about the Diversified Value Fund and the Select Value Fund and the proposed Reorganization. The Trustees noted that the Diversified Value Fund has an identical investment objective and substantially similar strategies to the Select Value Fund. In addition, on a pro forma basis immediately following the Reorganization, net expenses of the Diversified Value Fund will be less than those of the Select Value Fund. After consideration of these factors, together with other factors and information considered to be relevant, the Board of Trustees determined that the proposed Reorganization was in the best interests of the Select Value Fund, the Diversified Value Fund and their shareholders.

      The Board of Trustees recommends that you vote FOR the Reorganization.

Q.    WHAT WILL HAPPEN TO MY EXISTING SHARES?

A. Your shares of the Select Value Fund will be exchanged for shares of the Diversified Value Fund. Therefore, in exchange for Class II shares of the Select Value Fund that you own at the time of the Reorganization, you will receive Class A shares of the Diversified Value Fund. Although Class A shares of the Diversified Value Fund have a front-end sales charge, you will not pay any sales charges in connection with the Reorganization or any additional investments in the Diversified Value Fund or any exchanges into Class A shares of other Trust funds. The shares of the Diversified Value Fund that you receive following the Reorganization will have an aggregate net asset value equal to the aggregate net asset value of your shares of the Select Value Fund immediately prior to the Reorganization so that the value of your investment will remain exactly the same.

Q. WHAT ARE THE DIFFERENCES BETWEEN THE INVESTMENT OBJECTIVES AND INVESTMENT STRATEGIES OF THE SELECT VALUE FUND AND THE DIVERSIFIED VALUE FUND?

A. The investment objective of the Select Value Fund is identical to that of the Diversified Value Fund. The investment strategies of the Select Value Fund are substantially similar to those of the Diversified Value Fund. However, the Select Value Fund is a non-diversified fund while the Diversified Value Fund is a diversified fund. Non-diversified funds have fewer investments than diversified funds of comparable size. Because non-diversified funds generally invest in a small number of issuers, they are more susceptible to any single economic, political or regulatory event affecting those issuers than diversified funds.

Q. WHAT IS THE DIFFERENCE IN THE TOTAL ANNUAL OPERATING EXPENSES BETWEEN THE SELECT VALUE FUND AND THE DIVERSIFIED VALUE FUND?

A. The total annual fund operating expenses (before any fee waiver and expense reimbursement) of the Select Value Fund and the Diversified Value Fund were 1.25% and 1.45%, respectively, as of the most recently ended fiscal year. However, Touchstone Advisors, Inc., the advisor to the Trust, has contractual agreements in place with the Funds to waive fees and reimburse expenses through March 1, 2008 for the Select Value Fund and the Diversified Value Fund. As a result of these fee waivers and reimbursements, the net expenses of the Select Value Fund and the Diversified Value Fund are 1.15% and 1.10%, respectively. Accordingly, net expenses of the Diversified Value Fund immediately following the Reorganization will be less than those of the Select Value Fund.

Q.    WILL I INCUR ANY TRANSACTION COSTS AS A RESULT OF THE REORGANIZATION?

A. No. Shareholders will not incur any transaction costs (e.g., sales charges or redemption fees) as a result of the Reorganization. In addition, Touchstone Advisors, Inc. will bear the costs associated with the Reorganization.

Q.    WHAT IS THE TIMETABLE FOR THE REORGANIZATION?

A. If approved by shareholders of record at the Meeting, the Reorganization is expected to occur on or about July 13, 2007.

Q.    WILL THE REORGANIZATION CREATE A TAXABLE EVENT FOR ME?

A. No. The Reorganization is expected to be a tax free transaction for federal income tax purposes.

Q.    WHAT HAPPENS IF THE REORGANIZATION IS NOT APPROVED?

A. If shareholders of the Select Value Fund do not approve the Reorganization, the Reorganization will not take effect and the Board of Trustees will consider other possible courses of action in the best interests of shareholders.

Q.    WHO SHOULD I CALL WITH QUESTIONS ABOUT THIS PROXY?

A. If you have any questions regarding this proxy, please contact the Trust by calling 1-800-543-0407.

                      PLEASE VOTE THE ENCLOSED PROXY CARD.
                          YOUR VOTE IS VERY IMPORTANT!

                    ACQUISITION OF ASSETS AND LIABILITIES OF

                      TOUCHSTONE PITCAIRN SELECT VALUE FUND
                                   a series of
                          TOUCHSTONE FUNDS GROUP TRUST
                            303 Broadway, Suite 1100
                             Cincinnati, Ohio 45202
                                 (800) 543-0407

                        BY AND IN EXCHANGE FOR SHARES OF

                        TOUCHSTONE DIVERSIFIED VALUE FUND
                                   a series of
                          TOUCHSTONE FUNDS GROUP TRUST
                            303 Broadway, Suite 1100
                             Cincinnati, Ohio 45202
                                 (800) 543-0407

                           PROSPECTUS/PROXY STATEMENT

                                  MAY 14, 2007

This Prospectus/Proxy Statement is being furnished in connection with the proposed Agreement and Plan of Reorganization which will be submitted to shareholders of Touchstone Pitcairn Select Value Fund ("Select Value Fund"), a series of Touchstone Funds Group Trust (the "Trust"), for consideration at a Special Meeting of Shareholders to be held on July 13, 2007 at 10:00 a.m. Eastern Time at the offices of the Trust, 303 Broadway, Suite 1100, Cincinnati, Ohio 45202, and any adjournments thereof (the "Meeting").

Subject to the approval of the Select Value Fund's shareholders, the Board of Trustees of the Trust has approved the proposed reorganization under which all of the assets of the Select Value Fund will be acquired by Touchstone Diversified Value Fund ("Diversified Value Fund"), also a series of the Trust, in exchange for Class A shares of the Diversified Value Fund and the assumption by the Diversified Value Fund of the liabilities of the Select Value Fund (the "Reorganization"). The Select Value Fund and the Diversified Value Fund are sometimes referred to in this Prospectus/Proxy Statement individually as a "Fund" and collectively as the "Funds."

This Prospectus/Proxy Statement explains concisely the information about the Diversified Value Fund that you should know before voting on the Reorganization. Please read it carefully and keep it for future reference.

Information relating to the Select Value Fund and the Diversified Value Fund contained in the Prospectus of the Trust dated February 1, 2007 (SEC File No. 811-08104) and the Statement of Additional Information dated February 1, 2007 which includes the financial statements of the Trust relating to the Select Value Fund and the Diversified Value Fund for the fiscal year ended September 30, 2006 are incorporated by reference in this document. This means that such information is legally considered to be part of this Prospectus/Proxy Statement. The Statement of Additional Information dated May 14, 2007 relating to this Prospectus/Proxy Statement and the Reorganization is also incorporated by reference in its entirety in this document.


                                       (i)

--------------------------------------------------------------------------------
THE SECURITIES AND EXCHANGE COMMISSION HAS NOT DETERMINED THAT THE INFORMATION IN THIS PROSPECTUS/PROXY STATEMENT IS ACCURATE OR ADEQUATE, NOR HAS IT APPROVED OR DISAPPROVED THESE SECURITIES. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

An investment in the Diversified Value Fund:

o is not a deposit of, or guaranteed by, any bank

o is not insured by the FDIC, the Federal Reserve Board or any other government agency

o is not endorsed by any bank or government agency

o involves investment risk, including possible loss of the purchase payment of your original investment


                                      (ii)

TABLE OF CONTENTS
                                                                            Page
SUMMARY  1

         Why is the Reorganization being proposed?.............................1

         What are the key features of the Reorganization?......................1

         After the Reorganization, what shares of the Diversified
                  Value Fund will I own?.......................................2

         How will the Reorganization affect me?................................2

         Will I be able to purchase and redeem shares, change my
                  investment options and receive distributions the
                  same way?....................................................2

         How do the Trustees recommend that I vote?............................3

         How do the Funds' investment objectives, principal investment strategies and risks compare?................................3

         How do the Funds' fees and expenses compare?..........................5

         How do the Funds' performance records compare? .......................8

         Who will be the investment advisor of my Fund after the
                  Reorganization?  What will the advisory
                  and sub-advisory fees be after the Reorganization?..........10

         What will be the primary federal tax consequences of the
                  Reorganization?.............................................11

RISKS    .....................................................................12

         Are the risk factors for the Funds similar?..........................12

         What are the primary risks of investing in each Fund?................12

         Are there any other risks of investing in each Fund?.................13

INFORMATION ABOUT THE REORGANIZATION..........................................15

         Reasons for the Reorganization.......................................15

         Agreement and Plan of Reorganization.................................16

         Federal Income Tax Consequences......................................18

         Pro Forma Capitalization.............................................20

ADDITIONAL INFORMATION ABOUT THE FUNDS........................................20

         Distribution of Shares...............................................20

         Purchase and Redemption Procedures...................................21

         Exchange Privileges..................................................22

         Dividend Policy......................................................22

         Financial Highlights of the Funds....................................22

COMPARATIVE INFORMATION ON SHAREHOLDERS' RIGHTS...............................25

         Form of Organization.................................................25

         Capitalization.......................................................25

         Shareholder Liability................................................25

         Shareholder Meetings and Voting Rights...............................26

         Liquidation..........................................................27

         Liability and Indemnification of Trustees............................27

VOTING INFORMATION CONCERNING THE MEETING.....................................27

         Shareholder Information..............................................29

         Control Persons and Principal Holders of Securities..................29

FINANCIAL STATEMENTS AND EXPERTS..............................................30

ADDITIONAL INFORMATION........................................................30

OTHER BUSINESS................................................................32

AGREEMENT AND PLAN OF REORGANIZATION.........................................A-1


                                       (2)

                                     SUMMARY

      THIS SECTION SUMMARIZES THE PRIMARY FEATURES AND CONSEQUENCES OF THE REORGANIZATION. IT MAY NOT CONTAIN ALL OF THE INFORMATION THAT IS IMPORTANT TO
       YOU. TO UNDERSTAND THE REORGANIZATION, YOU SHOULD READ THIS ENTIRE
                  PROSPECTUS/PROXY STATEMENT AND THE EXHIBITS.

This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Prospectus/Proxy Statement, the Prospectus and Statement of Additional Information relating to the Funds and the copy of the Agreement and Plan of Reorganization (the "Plan"), which is attached to this Prospectus/Proxy Statement as Exhibit A.

WHY IS THE REORGANIZATION BEING PROPOSED?

The Reorganization is part of a restructuring designed to eliminate the offering of overlapping funds with similar investment objectives and similar investment strategies that are managed by Touchstone Advisors, Inc., the advisor to the Trust. The net expenses (total annual fund operating expenses less fee waivers and expense reimbursements) of the Diversified Value Fund, assuming the Reorganization is consummated, will be less than those of the Select Value Fund. In addition, the average annual total return for the Diversified Value Fund was higher than that of the Select Value Fund for the one- and five-year periods ended December 31, 2006. Therefore, the Trustees believe that the Reorganization is in the best interests of the Select Value Fund's shareholders.

WHAT ARE THE KEY FEATURES OF THE REORGANIZATION?

The Plan sets forth the key features of the Reorganization. For a complete description of the Reorganization, see Exhibit A. The Plan generally provides for the following:

o the transfer in-kind of all of the assets of the Select Value Fund to the Diversified Value Fund in exchange for Class A shares of the Diversified Value Fund;

o the assumption by the Diversified Value Fund of all of the liabilities of the Select Value Fund;

o the liquidation of the Select Value Fund by distribution of Class A shares of the Diversified Value Fund to the Select Value Fund's shareholders; and

o the structuring of the Reorganization as a tax-free Reorganization for federal income tax purposes.

The Reorganization is expected to be completed on or about July 13, 2007.

AFTER THE REORGANIZATION, WHAT SHARES OF THE DIVERSIFIED VALUE FUND WILL I OWN?

Shareholders owning Class II shares of the Select Value Fund will own Class A shares of the Diversified Value Fund. The new shares you receive will have the same total value as your shares of the Select Value Fund as of the close of business on the day immediately prior to the Reorganization.

HOW WILL THE REORGANIZATION AFFECT ME?

It is anticipated that the Reorganization will benefit you as follows, although no assurance can be given that the Reorganization will result in any such benefits:

o POTENTIAL COST SAVINGS: Immediately following the Reorganization, the Select Value Fund's shareholders will benefit from lower fund operating expenses. The Select Value Fund's and the Diversified Value Fund's net expenses (total annual fund operating expenses less fee waivers and expense reimbursements) at current asset levels and as of the Trust's most recent fiscal year ended September 30, 2006 were 1.15% and 1.10%, respectively. It is anticipated that the Diversified Value Fund's net expenses will be 1.10% for Class A shares based upon its anticipated level of assets immediately following the Reorganization.

o OPERATING EFFICIENCIES: After the Reorganization, operating efficiencies may be achieved by the Diversified Value Fund because it will have a greater level of combined assets than the Select Value Fund. As of September 30, 2006, the Select Value Fund's and the Diversified Value Fund's total net assets were approximately $60.0 million and $167.6 million, respectively, which, when combined, will give the Diversified Value Fund total net assets of approximately $227.6 million after the Reorganization.

After the Reorganization, the Select Value Fund will cease to exist and the value of your shares will depend on the performance of the Diversified Value Fund. Touchstone Advisors, Inc. will bear the expenses incurred in connection with the Reorganization, except the Diversified Value Fund will pay its own federal and state registration fees and any portfolio transaction costs.

Like the Select Value Fund, the Diversified Value Fund will declare and pay dividends from net investment income quarterly and will distribute net realized capital gains at least annually. These dividends and distributions will continue to be reinvested in the same class of shares of the Diversified Value Fund you receive in the Reorganization or, if you have so elected, distributed in cash or invested in other funds of the Trust.

WILL I BE ABLE TO PURCHASE AND REDEEM SHARES, CHANGE MY INVESTMENT OPTIONS AND RECEIVE DISTRIBUTIONS THE SAME WAY?

The Reorganization will not affect your right to purchase and redeem shares, to exchange shares, and to receive distributions. After the Reorganization, you will be able to purchase additional shares, redeem shares, exchange shares and receive distributions of the Diversified Value Fund in the same way you did for your shares of the Select Value Fund before the Reorganization. For more information, see "Purchase and Redemption Procedures," "Exchange Privileges" and "Dividend Policy" below.

HOW DO THE TRUSTEES RECOMMEND THAT I VOTE?

The Trustees of the Trust, including those Trustees who are not "interested persons" of the Trust, as such term is defined in the Investment Company Act of 1940 (the "1940 Act") (the "Disinterested Trustees"), have concluded that the Reorganization would be in the best interest of the Select Value Fund and the Diversified Value Fund, and that shareholders' interests will not be diluted as a result of the Reorganization. Accordingly, the Trustees have submitted the Plan for the approval of the shareholders of the Select Value Fund.

      THE TRUSTEES RECOMMEND THAT YOU VOTE FOR THE PROPOSED REORGANIZATION.

HOW DO THE FUNDS' INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RISKS COMPARE?

The investment objectives of the Select Value Fund and the Diversified Value Fund are identical. The investment strategies for the Select Value Fund are substantially similar to those of the Diversified Value Fund. However, the Diversified Value Fund is a diversified fund and will invest in a greater number of stocks than the Select Value Fund would typically own. The Select Value Fund is a non-diversified fund and will typically own between 25 and 40 stocks.

The investment objective of each Fund is non-fundamental, which means that it may be changed by vote of the Trustees without shareholder approval.

The following tables summarize the investment objectives and principal investment strategies of the Select Value Fund and the Diversified Value Fund as set forth in each Fund's Prospectus and Statement of Additional Information.

-------------------------------------------------------------------------------------------------------------------
                   Select Value Fund                                  Diversified Value Fund
-------------------------------------------------------------------------------------------------------------------
Investment         Long-term capital appreciation.                    Long-term capital appreciation.
Objective
-------------------------------------------------------------------------------------------------------------------
Principal          Select Value Fund invests, under normal market     Diversified Value Fund invests, under normal
Investment         conditions, at least 80% of its assets in common   market conditions, at least 80% of its assets
Strategies         stocks of U.S. companies that the Sub-advisor      in common stocks of U.S. companies that the
                   believes to be priced below their true worth.      Sub-advisor believes to be priced below their
                   This is a non-fundamental investment policy that   true worth. This is a non-fundamental
                   the Fund can change upon 60 days' prior notice     investment policy that the Fund can change
                   to shareholders. The Sub-advisor considers a       upon 60 days' prior notice to shareholders.
                   company to be priced below its true worth in       The Sub-advisor considers a company to be
                   instances where it believes that the market        priced below its true worth in instances
                   price of a company's stock does not correctly      where it believes that the market price of a
                   reflect the company's potential future values      company's stock does not correctly reflect
                   based on analysis of factors such as the           the company's potential future values based
                   company's earnings, book value and dividend        on analysis of factors such as the company's
                   paying ability.                                    earnings, book value and dividend paying
                                                                      ability.
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
                   Select Value Fund is non-diversified and may
                   invest a significant percentage of its assets in   Diversified Value Fund is diversified as to
                   the securities of a single company.  The Select    issuers and industries, and emphasizes
                   Value Fund will typically own between 25 and 40    investments in companies that have a market
                   stocks, which is a smaller number than             capitalization in excess of $1.5 billion.
                   diversified funds own.  The Fund emphasizes        Diversified Value Fund may, however, invest
                   investments in companies that have a market        in companies of any size in order to achieve
                   capitalization in excess of $1.5 billion. The      its investment objective.
                   Select Value Fund may, however, invest in
                   companies of any size in order to achieve its      The Sub-advisor focuses on specific security
                   investment objective.                              selection within a disciplined, risk-managed
                                                                      portfolio structure, and conducts in-depth
                   The Sub-advisor focuses on specific security       analysis of the financial quality, market
                   selection within a disciplined, risk-managed       capitalization, cash flow, earnings and
                   portfolio structure, and conducts in-depth         revenues of individual companies prior to
                   analysis of the financial quality, market          making an investment decision.  Dividend
                   capitalization, cash flow, earnings and revenues   income is a consideration incidental to
                   of individual companies prior to making an         Diversified Value Fund's investment
                   investment decision.  Dividend income is a         objective. The Sub-advisor generally
                   consideration incidental to Diversified Value      considers selling a security when it reaches
                   Fund's investment objective. The Sub-advisor       a target price, when it fails to perform as
                   generally considers selling a security when it     expected, or when other opportunities appear
                   reaches a target price, when it fails to perform   more attractive.
                   as expected, or when other opportunities appear
                   more attractive.

-------------------------------------------------------------------------------------------------------------------

Because the Funds have identical investment objectives and substantially similar investment strategies, they are subject to similar risks. The principal risks of investing in the Select Value Fund and the Diversified Value Fund include:

o Market risk - A Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. A Fund's investment performance may also be harmed by potentially rapid changes in the prices of equity securities.

o Market capitalization risk - Investments primarily in issuers in one market capitalization category (large, medium or small) carry the risk that due to current market conditions that category may be out of favor. To the extent that a Fund invests in small and medium capitalization companies, the Fund may be more vulnerable to adverse business events than a fund that invests in larger, more established companies.

o Investment style risk - Different investment styles such as growth or value investing tend to shift in or out of favor, depending on market and economic conditions as well as investor sentiment. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued.

The Select Value Fund is also subject to non-diversification risk. The Fund may have fewer investments than diversified mutual funds of comparable size. Because the Fund may invest in a small number of issuers, the Fund is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified fund. While the Diversified Value Fund will be less susceptible to any single such event, because investors will now be invested in a more diversified portfolio of securities, they would be subject to the risk that a non-diversified portfolio may have outperformed a more diversified portfolio.

Each Fund may invest some or all of its assets in money market instruments or utilize other investment strategies as a temporary defensive measure during, or in anticipation of, adverse market conditions. This strategy may be inconsistent with the Fund's principal investment objective and strategies, and could result in lower returns and loss of market opportunities. For a detailed discussion of the Funds' risks, see the section entitled "Risks" below.

The Funds have other investment policies, practices and restrictions which, together with their related risks, are also set forth in the Prospectus and Statement of Additional Information relating to the Select Value Fund and the Diversified Value Fund.

Because the Select Value Fund and the Diversified Value Fund have identical investment objectives and substantially similar investment strategies, it is not expected that the securities held by the Select Value Fund will be sold in significant amounts in order to comply with the investment policies and practices of the Diversified Value Fund in connection with the Reorganization. If such sales occur, the transaction costs will be borne by the Diversified Value Fund. Such costs are ultimately borne by the Diversified Value Fund's shareholders.

HOW DO THE FUNDS' FEES AND EXPENSES COMPARE?

The Select Value Fund currently offers one class of shares, Class II shares. The Diversified Value Fund currently offers two classes of shares, Class A and Class C shares. The Select Value Fund shareholders will receive Class A shares of the Diversified Value Fund as part of the Reorganization. You will not pay any initial sales charges in connection with the Reorganization.

The following tables allow you to compare the various fees and expenses that you may pay for buying and holding shares of each of the Funds. The table entitled "Annual Fund Operating Expenses" shows you what fees and expenses are estimated to be assuming the Reorganization takes place. Class II shares of the Select Value Fund are sold at net asset value. Class A shares of the Diversified Value Fund will be sold with a front-end sales charge.

The fees and expenses for the shares of the Select Value Fund and the Diversified Value Fund set forth in the following tables and in the examples are based on the expenses for the Select Value Fund and the Diversified Value Fund for the fiscal year ended September 30, 2006.

The shares of the Funds are subject to the sales charges as set forth in the table below. Class A shares of the Diversified Value Fund have a front-end sales charge, although existing shareholders of the Select Value Fund (i) will not pay any sales charge in connection with the shares of the Diversified Value Fund received in the Reorganization and (ii) will be able to make additional investments in the Diversified Value Fund or exchanges into Class A shares of other Touchstone Funds without paying a front-end sales charge. In addition, you will not pay a charge for those shares purchased in connection with the reinvestment of your dividends.

Shareholder Fees (fees paid directly from your investment)
----------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                              Select Value Fund    Diversified Value Fund   Diversified Value
                                              Class II             Class A                  Fund Pro Forma After
                                                                                            Reorganization
----------------------------------------------------------------------------------------------------------------
Maximum Sales Charge Imposed on Purchases     None                 5.75%(1)                 5.75%(1)
(as a percentage of offering price)
----------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (as a           None                 None(2)                  None(2)
percentage of original purchase price or
the amount redeemed, whichever is less)
----------------------------------------------------------------------------------------------------------------
Wire Redemption Fee                           Up to $15            Up to $15                Up to $15
----------------------------------------------------------------------------------------------------------------

(1) Investors may pay a reduced sales charge on very large purchases. Sales charge not applicable to Select Value Fund shareholders.

(2) Purchases of $1 million or more do not pay a front-end sales charge, but may pay a contingent deferred sales charge ("CDSC") of 1.00% if shares are redeemed within 1 year of their purchase and compensation was paid to an unaffiliated broker-dealer.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
----------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                              Select Value Fund    Diversified Value Fund   Diversified Value Fund
                                              Class II             Class A                  Class A Pro Forma
                                                                                            After Reorganization
------------------------------------------------------------------------------------------------------------------
Management Fees                               0.70%(1)             0.70%                    0.70%
------------------------------------------------------------------------------------------------------------------
Distribution (12b-1) and/or Shareholder       0.25%                0.25%                    0.25%
Services Fees
------------------------------------------------------------------------------------------------------------------
Other Expenses                                0.30%(2)             0.50%(3)                 0.50%(3)
------------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses Before   1.25%                1.45%                    1.45%
Contractual Fee Waiver/Expense
Reimbursement
------------------------------------------------------------------------------------------------------------------
Less Contractual Fee Waiver/Expense           (0.10%)              (0.35%)                  (0.35%)
Reimbursement
------------------------------------------------------------------------------------------------------------------
Net Expenses                                  1.15%                1.10%                    1.10%
------------------------------------------------------------------------------------------------------------------

(1) Investment Advisory Fees paid by the Fund in the most recently completed fiscal year were 0.69%. The Investment Advisory Fees in the table have been restated to reflect the contractual rate. As a result, the actual Net Expenses for the most recently completed fiscal year ended were 1.14%.

(2) Touchstone Advisors has contractually agreed to waive fees and reimburse expenses in order to keep "Other Expenses" and "Distribution and/or Shareholder Services Fees" from collectively exceeding 0.45% through March 1, 2008. The contractual waiver may not be modified or eliminated except with the approval of the Board of Trustees of the Fund.

(3) Touchstone Advisors has contractually agreed to waive fees and reimburse expenses in order to keep "Other Expenses" and "Distribution and/or Shareholder Services Fees" from collectively exceeding 0.40% through March 1, 2008. The contractual waiver may not be modified or eliminated except with the approval of the Board of Trustees of the Fund.

The tables below show examples of the total expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The examples are intended to help you compare the cost of investing in the Select Value Fund versus the Diversified Value Fund and the Diversified Value Fund (Pro Forma), assuming the Reorganization takes place. The examples assume a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The following tables also assume that total annual operating expenses remain the same and that all expense limitations remain in effect only through March 1, 2008. The examples are for illustration only, and your actual costs may be higher or lower.

Examples of Fund Expenses
-------------------------

--------------------------------------------------------------------------------
                                       SELECT VALUE FUND
                                       -----------------
             One Year           Three Years          Five Years     Ten Years
             --------           -----------          ----------     ---------
Class II       $117                 $387                $677          $1,502
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     DIVERSIFIED VALUE FUND
                                     ----------------------
             One Year           Three Years          Five Years     Ten Years
             --------           -----------          ----------     ---------
Class A        $681                 $975               $1,290         $2,182
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     DIVERSIFIED VALUE FUND PRO FORMA AFTER REORGANIZATION
                     -----------------------------------------------------
             One Year           Three Years          Five Years     Ten Years
             --------           -----------          ----------     ---------
Class A        $681                 $975               $1,290         $2,182
--------------------------------------------------------------------------------

HOW DO THE FUNDS' PERFORMANCE RECORDS COMPARE?

The following charts show how the Select Value Fund and the Diversified Value Fund have performed in the past. Past performance before and after taxes is not an indication of future results.

Year-by-Year Total Return (%)
-----------------------------

The charts below show the percentage gain or loss for the shares of the Select Value Fund in each calendar year since the inception of the Fund on August 11, 2000, and for the shares of the Diversified Value Fund in each full calendar year since the inception of the Fund on August 4, 2000.

These charts should give you a general idea of the risks of investing in the Select Value Fund and the Diversified Value Fund by showing how each Fund's return has varied from year-to-year. These charts include the effects of each Fund's expenses. The chart for the Diversified Value Fund however, does not reflect any sales charges. Each Fund can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of each chart.

                                SELECT VALUE FUND

                               [BAR CHART OMITTED]

 2001             2002           2003          2004          2005          2006
-2.19%          -22.18%         30.23%        11.95%         1.46%        16.37%

                     Best Quarter: 2nd Quarter 2003 + 17.46%
                     Worst Quarter: 3rd Quarter 2002 -21.21%

                             DIVERSIFIED VALUE FUND
                               [BAR CHART OMITTED]

 2001             2002           2003          2004          2005          2006
-4.91%          -13.28%         29.04%        14.13%         4.88%        17.67%

                     Best Quarter: 2nd Quarter 2003 + 17.45%
                     Worst Quarter: 3rd Quarter 2002 -17.57%

The next set of tables lists the average annual total return (before and after taxes) of the Class II shares of the Select Value Fund and Class A shares of the Diversified Value Fund for the past one, five years and since inception (through December 31, 2006). These tables include the effects of Fund expenses and are intended to provide you with some indication of the risks of investing in each Fund by comparing its performance with an appropriate widely recognized index of securities, a description of which can be found following the table. Average annual total return information for the Diversified Value Fund reflects the maximum sales charge applicable for Class A shares. An index does not reflect fees or expenses. It is not possible to invest directly in an index.

Average Annual Total Return (for the period ended 12/31/2006)
-------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                  From Inception
                               1 Year Ended     5 Years Ended     (8/11/2000 to
                               12/31/06         12/31/06          12/31/06)
--------------------------------------------------------------------------------
Select Value Fund -  Class II
--------------------------------------------------------------------------------
Before taxes on distributions  16.37%           6.02%             6.09%
--------------------------------------------------------------------------------
After taxes on distributions   14.61%           4.92%             5.14%
--------------------------------------------------------------------------------
After taxes on distributions   12.96%           4.84%             4.95%
and sales of shares
--------------------------------------------------------------------------------
Russell 1000 Value Index(1)    22.25%           10.86%            8.50%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               1 Year  Ended    5 Years Ended     From Inception
                               12/31/06         12/31/06          (8/04/2000
                                                                  to 12/31/06)
--------------------------------------------------------------------------------
Diversified Value Fund - Class A
--------------------------------------------------------------------------------
Before taxes on distributions  10.90%           8.25%             6.42%
--------------------------------------------------------------------------------
After taxes on distributions   10.09%           7.37%             5.66%
--------------------------------------------------------------------------------
After taxes on distributions   8.12%            6.78%             5.23%
and sale of shares
--------------------------------------------------------------------------------
Russell 1000 Value Index1      22.25%           10.86%            8.64%
--------------------------------------------------------------------------------

(1) The Russell 1000 Value Index is an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

For a detailed discussion of the manner of calculating total return, please see the Funds' Statement of Additional Information. Generally, the calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date and the deduction of all recurring expenses that were charged to shareholders' accounts. Important information about the Diversified Value Fund is also contained in management's discussion of the Diversified Value Fund's performance which appears in the most recent Annual Report of the Trust relating to the Diversified Value Fund.

WHO WILL BE THE INVESTMENT ADVISOR OF MY FUND AFTER THE REORGANIZATION? WHAT WILL THE ADVISORY AND SUB-ADVISORY FEES BE AFTER THE REORGANIZATION?

Management of the Funds
-----------------------

The overall management of the Select Value Fund and the Diversified Value Fund is the responsibility of, and is supervised by, the Board of Trustees of the Trust.

Advisor
-------

Touchstone Advisors, Inc. (the "Advisor") is the investment advisor for each Fund. The Advisor has contracted with sub-advisors including the Sub-Advisor (as defined below) to make the day-to-day investment decisions for each of the Funds. The Advisor is responsible for overseeing the Trust's sub-advisors, including the Sub-Advisor, and for making recommendations to the Board of Trustees relating to hiring and replacing the sub-advisors. As of December 31, 2006, the Advisor had assets under management of approximately $7.8 billion. The Advisor is located at 303 Broadway, Suite 1100, Cincinnati, Ohio 45202.

Sub-Advisor
-----------

Pitcairn Investment Management (the "Sub-Advisor") is the sub-advisor to each Fund. Pursuant to a Sub-Advisory Agreement with the Advisor, the Sub-Advisor continuously furnishes an investment program for each Fund, makes day-to-day investment decisions on behalf of each Fund, and arranges for the execution of Fund transactions. The Sub-Advisor is a division of Pitcairn Trust Company ("PTC"). As of December 31, 2006, the Sub-Advisor had assets under management of approximately $669.5 million. The Sub-Advisor is located at One Pitcairn Place, Suite 3000, 165 Township Line Road, Jenkintown, Pennsylvania 19046.

Eric Feder and David Larrabee, CFA, are the portfolio managers for the Diversified Value Fund. Mr. Feder, who is a Vice President and Chief Investment Officer of the Sub-Advisor and PTC, joined PTC in 1994. Mr. Feder has investment experience dating back to 1995. Mr. Larrabee, who is Vice President of the Sub-Advisor and PTC, joined PTC in 1997. Mr. Larrabee has investment experience dating back to 1994.

Eric Feder and David Larrabee are also the portfolio managers for the Select Value Fund.

Advisory Fees
-------------

The Select Value Fund pays the Advisor a monthly investment advisory fee at the annual rate of 0.70% of the Fund's average daily net assets. The Diversified Value Fund pays the Advisor a monthly investment advisory fee at the annual rate of 0.70% of the Fund's average daily net assets.

The Advisor may, at its discretion, reduce or waive its fee or reimburse the Fund for certain of its other expenses in order to reduce the expense ratios. The Advisor has currently agreed pursuant to a contractual waiver agreement in effect through March 1, 2008 to waive or otherwise reimburse the Funds' "Other Expenses" and "Distribution and/or Shareholder Services Fees" for Class A shares from collectively exceeding 0.45% for the Select Value Fund and 0.40% for the Diversified Value Fund. As a result of these fee waivers and reimbursements, the net expenses of the Select Value Fund and the Diversified Value Fund were 1.15% and 1.10%, respectively, as of the Funds' most recently ended fiscal year.

Sub-Advisory Fees
-----------------

Under the terms of the Sub-Advisory Agreement, the Sub-Advisor is paid by the Advisor for providing sub-advisory services to the Diversified Value Fund at an annualized rate of 0.55% on the value of the first $211 million of the Fund's average daily net assets, and 0.40% on the value of assets above that amount. The Fund does not pay a fee to the Sub-Advisor.

WHAT WILL BE THE PRIMARY FEDERAL TAX CONSEQUENCES OF THE REORGANIZATION?

It is anticipated that the Reorganization will constitute a tax-free reorganization for federal income tax purposes. It is a condition to each Fund's obligation to complete the Reorganization that such Fund will have received an opinion from Morgan, Lewis & Bockius LLP, based upon representations made by the Funds, and upon certain assumptions, substantially to the effect that the Reorganization will qualify for federal income tax purposes as a tax-free reorganization under the Internal Revenue Code of 1986, as amended (the "Code").

                                      RISKS

ARE THE RISK FACTORS FOR THE FUNDS SIMILAR?

Yes. The risk factors are similar due to the identical investment objectives and substantially similar investment strategies of the Select Value Fund and the Diversified Value Fund.

WHAT ARE THE PRIMARY RISKS OF INVESTING IN EACH FUND?

An investment in each Fund is subject to certain risks. There is no assurance that the investment performance of any Fund will be positive or that the Funds will meet their investment objectives. Loss of money is a risk of investing in either of these Funds. The following tables and discussions highlight the primary risks associated with an investment in each Fund.

--------------------------------------------------------------------------------
                     Each of the Funds is subject to Market Risk.

--------------------------------------------------------------------------------
Diversified Value    Fund Normally invests the Fund's assets primarily in common stocks.
--------------------------------------------------------------------------------
Select Value Fund    Normally invests the Fund's assets primarily in common
                     stocks.
--------------------------------------------------------------------------------

A Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by a Fund's sub-advisor of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. A Fund could also miss attractive investment opportunities if its sub-advisor underweights fixed income markets or industries where there are significant returns, and could lose value if the sub-advisor overweights fixed income markets or industries where there are significant declines. The investment performance of a Fund that invests in equity securities could also be harmed by the potentially rapid changes in the prices of equity securities (volatility).

--------------------------------------------------------------------------------
                     Each of the Funds is subject to Market Capitalization Risk.

--------------------------------------------------------------------------------
Diversified          Value Fund Normally invests at least 80% of the Fund's
                     assets in the securities of companies with market
                     capitalizations in excess of $1.5 billion.
--------------------------------------------------------------------------------
Select               Value Fund Normally invests at least 80% of the Fund's
                     assets in the securities of companies with market
                     capitalizations in excess of $1.5 billion.
--------------------------------------------------------------------------------

Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor. If valuations of any of the Funds' capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a Fund that invests in these companies to increase in value more rapidly than a Fund that invests in larger, fully-valued companies. Larger, more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

--------------------------------------------------------------------------------
                          Each of the Funds is subject to Investment Style Risk.

--------------------------------------------------------------------------------
Diversified Value Fund    Invests in "value" stocks.
--------------------------------------------------------------------------------
Select Value Fund         Invests in "value" stocks.
--------------------------------------------------------------------------------

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A Fund may outperform or underperform other funds that employ a different investment style. A Fund may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

--------------------------------------------------------------------------------
                          Non-Diversification Risk

--------------------------------------------------------------------------------
Diversified Value Fund    Invests in a diversified portfolio of stocks.
--------------------------------------------------------------------------------
Select Value Fund         Invests in a non-diversified portfolio of stocks.
--------------------------------------------------------------------------------

The Select Value Fund is also subject to non-diversification risk. The Fund may have fewer investments than diversified mutual funds of comparable size. Because the Fund may invest in a small number of issuers, the Fund is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified fund. The Diversified Value Fund is not subject to non-diversification risk. While the Diversified Value Fund will be less susceptible to any single such event, because investors will now be invested in a more diversified portfolio of securities, they would be subject to the risk that a non-diversified portfolio may have outperformed a more diversified portfolio.

ARE THERE ANY OTHER RISKS OF INVESTING IN EACH FUND?

FOREIGN SECURITIES: Each of the Funds may invest in foreign securities and foreign currency denominated securities. Investments in foreign securities and in foreign currency denominated securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability. Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments. Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations. Foreign markets may be less liquid and more volatile than U.S. markets.

Foreign securities often trade in currencies other than the U.S. dollar, and a Fund may directly hold foreign currencies and purchase and sell foreign currencies. Changes in currency exchange rates will affect a Fund's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of a Fund to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of a Fund's foreign currency or securities holdings.

Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions. In addition, investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries.

For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

ACTIVE TRADING RISK: The Funds may engage in active and frequent trading of Fund securities to achieve their principal investment objective. Frequent trading also increases brokerage and transaction costs, which could detract from a Fund's performance.

OTHER RISKS: Each Fund may invest some or all of its assets in money market instruments or utilize other investment strategies as a temporary defensive measure during, or in anticipation of, adverse market conditions. This strategy may be inconsistent with the Fund's principal investment objective and strategies, and could result in lower returns and loss of market opportunities.

                      INFORMATION ABOUT THE REORGANIZATION

REASONS FOR THE REORGANIZATION

The Reorganization is designed to eliminate the offering of overlapping funds with similar investment objectives and similar investment strategies that are managed by Touchstone Advisors, Inc., the investment advisor to the Trust. The Reorganization may lead to potential efficiencies and economies of scale for shareholders. Also, the Reorganization could result in lower operating expenses by reducing certain fund expenses associated with operating multiple funds.

At a regular meeting held on February 22, 2007, all of the Trustees of the Trust, including the Disinterested Trustees, considered and approved the Reorganization, determined that the Reorganization was in the best interests of shareholders of the Select Value Fund and the Diversified Value Fund, and that the interests of existing shareholders of the Select Value Fund will not be diluted as a result of the transaction contemplated by the Reorganization.

In evaluating the Reorganization, the Board requested and reviewed, with assistance of independent counsel, materials furnished by the Advisor. These materials included written information regarding operations and financial conditions of the Funds, principal terms and conditions of the Reorganization, including the intention that the Reorganization be consummated on a tax-free basis for the Select Value Fund and its respective shareholders. The Trustees noted that the Diversified Value Fund will have an identical investment objective and substantially similar investment strategies to those of the Select Value Fund. In addition, on a pro forma basis after the Reorganization, net operating expenses of the Diversified Value Fund are anticipated to be lower than those of the Select Value Fund. The Trustees also noted that the Diversified Value Fund's overall performance has been better than that of the Select Value Fund since their inceptions in August, 2000.

The Trustees were also advised that as of September 30, 2006, the Select Value Fund had net assets of approximately $59.9 million, while the Diversified Value Fund had assets of approximately $167.6 million at that date. As of September 30, 2006, the Funds' combined assets would have been approximately $227.6 million, which could lead to operating efficiencies and lower operating costs for the Funds' shareholders. Accordingly, by merging the Select Value Fund and the Diversified Value Fund, shareholders would enjoy a greater asset base over which fund expenses may be spread. The Trustees considered that if the Plan is approved, shareholders of the Select Value Fund should realize an immediate reduction in the net expenses paid on their investment, although there can be no assurance that operational savings will be realized.

In addition, the Trustees considered, among other things:

      o     the terms and conditions of the Reorganization;

      o the investment advisory and other fees paid by the Funds and the projected expense ratios of the Diversified Value Fund as compared with those of the Select Value Fund;

      o the advice and recommendation of the Advisor, including its opinion that in light of the foregoing, the Reorganization would be in the best interests of the Select Value Fund, the Diversified Value Fund and their shareholders;

      o the expenses of the Reorganization would not be borne by the Select Value Fund's shareholders;

      o the historical investment performance record of the Diversified Value Fund and expected continuity of day-to-day Fund management through the Sub-Advisor;

      o the identical investment objectives and substantially similar investment strategies of the Funds and their compatibility of each other;

      o the fact that the Diversified Value Fund will assume all of the liabilities of the Select Value Fund;

      o the benefits to shareholders, including operating efficiencies, which may be achieved from the Reorganization;

      o the anticipated tax-free nature of the Reorganization for the Select Value Fund and its shareholders; and

      o alternatives available to shareholders of the Select Value Fund, including the ability to redeem their shares.

During their consideration of the Reorganization, the Trustees of the Trust met with counsel to the Disinterested Trustees regarding the legal issues involved.

After consideration of the factors noted above, together with other factors and information considered to be relevant, and recognizing that there can be no assurance that any operating efficiencies or other benefits will in fact be realized, the Trustees of the Trust concluded that the Reorganization would be in the best interests of the Select Value Fund, the Diversified Value Fund and their shareholders. Consequently, they approved the Plan and directed that the Plan be submitted to shareholders of the Select Value Fund for approval.

The Trustees of the Trust, including the Disinterested Trustees, have also approved the Plan on behalf of the Diversified Value Fund.

AGREEMENT AND PLAN OF REORGANIZATION

The following summary is qualified in its entirety by reference to the Plan (the copy of which is attached as Exhibit A to this Prospectus/Proxy Statement).

The Plan provides that all of the assets of the Select Value Fund will be acquired by the Diversified Value Fund in exchange for Class A shares of the Diversified Value Fund, and the assumption by the Diversified Value Fund of all of the liabilities of the Select Value Fund on or about July 13, 2007 or such other date as may be agreed upon by the parties (the "Closing Date"). Prior to the Closing Date, the Select Value Fund will endeavor to discharge all of its known liabilities and obligations. The Select Value Fund will prepare an unaudited statement of its assets and liabilities as of the close of business on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern Time, on the business day immediately preceding the Closing Date (the "Valuation Date").

At or prior to the Closing Date, the Select Value Fund will declare a dividend or dividends and distribution or distributions which, together with all previous dividends and distributions, shall have the effect of distributing to the Fund's shareholders all of the Fund's investment company taxable income for the taxable period ending on the Closing Date (computed without regard to any deduction for dividends paid), all of the Fund's net tax exempt income and all of its net capital gains realized in all taxable periods ending on the Closing Date (after reductions for any capital loss carryforward). Although the Select Value Fund does not expect that a significant amount of investments in the pro forma portfolio of investments dated September 30, 2006 must be sold as a result of the Reorganization, to the extent such sales occur, the Fund may realize capital gains upon sale of its portfolio holdings.

The number of full and fractional Class A shares of the Diversified Value Fund to be received by the shareholders of the Select Value Fund will be determined by multiplying the number of outstanding Class II shares of the Select Value Fund by a ratio which shall be computed by dividing the net asset value per share of the Class II shares of the Select Value Fund by the net asset value per share of the Class A shares of the Diversified Value Fund. These computations will take place as of the Valuation Date.

Integrated Investment Services, Inc., the accounting agent of the Funds, will compute the value of each Fund's respective portfolio of securities. The method of valuation employed will be consistent with the procedures set forth in the Prospectus and Statement of Additional Information of the Diversified Value Fund, Rule 22c-1 under the 1940 Act, and with the interpretations of that Rule by the SEC's Division of Investment Management.

As soon after the Closing Date as conveniently practicable, the Select Value Fund will liquidate and distribute pro rata to the shareholders as of the close of business on the Closing Date the full and fractional shares of the Diversified Value Fund received by the Select Value Fund. The liquidation and distribution will be accomplished by the establishment of accounts in the names of the Select Value Fund's shareholders on the Diversified Value Fund's share records of its transfer agent. Each account will represent the respective pro rata number of full and fractional shares of the Diversified Value Fund due to the Select Value Fund's shareholders. All issued and outstanding shares of the Select Value Fund will be canceled. The shares of the Diversified Value Fund to be issued will have no preemptive or conversion rights and no share certificates will be issued. After these distributions and the winding up of their affairs, the Select Value Fund will be terminated as series of the Trust.

The consummation of the Reorganization is subject to the conditions set forth in the Plan, including approval, as applicable, by the Select Value Fund's shareholders, accuracy of various representations and warranties and receipt of opinions of counsel. Notwithstanding approval of the Select Value Fund's shareholders, the Plan may be terminated: (a) by the mutual agreement of the Select Value Fund and the Diversified Value Fund; or (b) at or prior to the Closing Date by either party (1) because of a breach by the other party of any representation, warranty, or agreement contained in the Plan to be performed at or prior to the Closing Date, if not cured within 30 days; or (2) because a condition to the obligation of the terminating party has not been met and it reasonably appears that it will not or cannot be met. To the extent permitted by law and subject to the terms of the Plan, the Funds may also agree to terminate and abandon the Plan at any time before the approval of the Select Value Fund's shareholders. Following the Meeting, no amendment may be made to the Plan that would have the effect of changing the provisions for determining the number of the shares of the Diversified Value Fund to be issued to the shareholders of the Select Value Fund without approval of the officers of each Fund. Any material amendment to the Plan is subject to review by the Board of Trustees to ensure that it is in the best interest of the shareholders of each Fund.

Whether or not the Reorganization is consummated, the Advisor will bear the expenses incurred in connection with the Reorganization.

If the Select Value Fund's shareholders do not approve the Reorganization, the Trustees will consider other possible courses of action in the best interests of shareholders.

FEDERAL INCOME TAX CONSEQUENCES

The Reorganization is intended to qualify for federal income tax purposes as a tax free reorganization under section 368(a) of the Code. As a condition to the closing of the Reorganization, the Diversified Value Fund and the Select Value Fund, as applicable, will receive an opinion from the law firm of Morgan, Lewis & Bockius LLP substantially to the effect that, on the basis of the existing provisions of the Code, U.S. Treasury regulations issued thereunder, current administrative rules, pronouncements and court decisions, and certain representations made by the Funds, for federal income tax purposes, upon consummation of the Reorganization:

      (1) The transfer of all of the assets of the Select Value Fund solely in exchange for shares of the Diversified Value Fund and the assumption by the Diversified Value Fund of the liabilities of the Select Value Fund followed by the distribution of the Diversified Value Fund's shares to the shareholders of the Select Value Fund in dissolution and liquidation of the Select Value Fund, will constitute a "reorganization" within the meaning of section 368(a) of the Code, and the Diversified Value Fund and the Select Value Fund will each be a "party to a reorganization" within the meaning of section 368(b) of the Code;

      (2) No gain or loss will be recognized by the Diversified Value Fund upon the receipt of the assets of the Select Value Fund solely in exchange for the shares of the Diversified Value Fund and the assumption by the Diversified Value Fund of the liabilities of the Select Value Fund;

      (3) No gain or loss will be recognized by the Select Value Fund upon the transfer of all of its assets to the Diversified Value Fund solely in exchange for the Diversified Value Fund's shares and the assumption by the Diversified Value Fund of the liabilities of the Select Value Fund or upon the distribution (whether actual or constructive) of the Diversified Value Fund's shares to the Select Value Fund's shareholders in exchange for their shares of the Select Value Fund;

      (4) No gain or loss will be recognized by the Select Value Fund's shareholders upon the exchange of their shares of the Select Value Fund for shares of the Diversified Value Fund in liquidation of the Select Value Fund;

      (5) The aggregate tax basis of the shares of the Diversified Value Fund received by each shareholder of the Select Value Fund pursuant to the Reorganization will be the same as the aggregate tax basis of the shares of the Select Value Fund held by such shareholder immediately prior to the Reorganization, and the holding period of the shares of the Diversified Value Fund received by each shareholder of the Select Value Fund will include the period during which the shares of the Select Value Fund exchanged therefore were held by such shareholder (provided that the shares of the Select Value Fund were held as a capital asset on the date of the Reorganization);

      (6) The tax basis of the assets of the Select Value Fund acquired by the Diversified Value Fund will be the same as the tax basis of such assets to the Select Value Fund immediately prior to the Reorganization, and the holding period of such assets in the hands of the Diversified Value Fund will include the period during which the assets were held by the Select Value Fund; and

      (7) The Diversified Value Fund will succeed to and take into account capital loss carryovers, if any, of the Select Value Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381(b) and (c), 382, 383 and 384 of the Code and the regulations thereunder.

No opinion, however, will be expressed as to the effect of the Reorganization on
(i) the Select Value Fund or the Diversified Value Fund with respect to any asset as to which any unrealized gain or loss is required to be recognized for U.S. federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting and
(ii) any shareholder of the Select Value Fund that is required to recognize unrealized gains and losses for U.S. federal income tax purposes under a mark-to-market system of accounting.

Such opinion shall be based on customary assumptions and such representations as Morgan, Lewis & Bockius LLP may reasonably request.

Opinions of counsel are not binding upon the Internal Revenue Service or the courts. If the Reorganization is consummated but does not qualify as a tax free reorganization under the Code, a shareholder of the Select Value Fund would recognize a taxable gain or loss equal to the difference between its tax basis in its the Select Value Fund shares and the fair market value of the shares of the Diversified Value Fund it received.

The Diversified Value Fund's utilization after the Reorganization of any pre-Reorganization losses realized by the Select Value Fund to offset gains realized by the Diversified Value Fund could be subject to limitation in future years.

PRO FORMA CAPITALIZATION

The following table sets forth the capitalization of the Select Value Fund and the Diversified Value Fund, and the capitalization of the Diversified Value Fund on a pro forma basis as of September 30, 2006, giving effect to the proposed acquisition of assets at net asset value. The pro forma data reflects an exchange ratio of approximately 0.8973 Class A share of the Diversified Value Fund for each Class II share of the Select Value Fund.

     CAPITALIZATION OF THE SELECT VALUE FUND, THE DIVERSIFIED VALUE FUND AND
                     THE DIVERSIFIED VALUE FUND (PRO FORMA)

--------------------------------------------------------------------------------------------------------------------
                                                                                              Diversified Value Fund
                                                                                                 Pro Forma (After
                            Select Value Fund    Diversified Value Fund     Adjustments         Reorganization)(a)
--------------------------------------------------------------------------------------------------------------------
Net Assets
Class II                      $ 59,920,926                 ---                                       ---
Class A                            ---               $ 167,596,573              ---               $ 227,517,499
Total Net Assets              $ 59,920,926           $ 167,596,573              ---               $ 227,517,499
--------------------------------------------------------------------------------------------------------------------
Net Asset Value Per
Share
Class II                         $ 11.36                   ---                  ---                    ---
Class A                            ---                  $ 12.66                 ---                  $ 12.66
--------------------------------------------------------------------------------------------------------------------
Shares Outstanding
Class II                      $  5,272,740                 ---               $ (539,649)                ---
Class A                            ---                $ 13,239,858              ---               $  17,972,949
--------------------------------------------------------------------------------------------------------------------
Total Shares                  $  5,272,740            $ 13,239,858           $ (539,649)          $  17,972,949
Outstanding
--------------------------------------------------------------------------------------------------------------------

(a)Reflects change in shares outstanding due to the issuance of Class A shares of the Diversified Value Fund in exchange for Class II shares of Select Value Fund.

The table set forth above should not be relied upon to reflect the number of shares to be received in the Reorganization; the actual number of shares to be received will depend upon the net asset value and number of shares outstanding of each Fund at the time of the Reorganization.

                     ADDITIONAL INFORMATION ABOUT THE FUNDS

DISTRIBUTION OF SHARES

Touchstone Securities, Inc. is the principal underwriter of the Trust and, as such, the exclusive agent for distribution of the Trust's shares. Shares of the Funds are sold in a continuous offering directly through Touchstone Securities, Inc., through financial advisors and financial intermediaries or through processing organizations. Touchstone Securities, Inc. allows concessions to dealers who sell shares of the Funds. Touchstone Securities, Inc. receives that portion of the sales charge that is not reallowed to dealers and retains the entire sales charge on all direct investments and accounts with no designated dealer of record. Touchstone Securities, Inc. is an affiliate of the Advisor by reason of common ownership.

The Diversified Value Fund offers Class A and Class C shares. Class C shares are not involved in the Reorganization. Class A shares are subject to a maximum front-end sales charge of 5.75%.

The Diversified Value Fund has adopted a distribution plan under Rule 12b-1 of the 1940 Act with respect to its Class A shares. The plan allows the Diversified Value Fund to pay Touchstone Securities, Inc. distribution and other fees for the sale and distribution of its shares and for services provided to shareholders. Under the Class A Plan, the Diversified Value Fund pays an annual fee of up to 0.25% of average daily net assets that are attributable to Class A shares. With respect to Class II shares, the Select Value Fund has adopted a plan of distribution and shareholder service under Rule 12b-1 of the 1940 Act under which Touchstone Securities, Inc. may be paid up to, but not exceeding 1.00% in the aggregate, with 0.25% for shareholder service fees and 0.75% for distribution payments. However, Class II shares currently only assess shareholder service fees.

In the proposed Reorganization, Class II shareholders of the Select Value Fund will receive Class A shares of the Diversified Value Fund. Class A shares of the Diversified Value Fund to be issued upon consummation of the Reorganization will be issued at net asset value and no sales charges will be imposed. Shareholders who receive Class A shares in the Reorganization will be able to buy additional Class A shares without a sales charge. The Select Value Fund does not impose sales charges for Class II shares.

More detailed descriptions of the Diversified Value Fund Class A shares and the distribution arrangements applicable to each class of shares is contained in the Prospectus and Statement of Additional Information relating to the Diversified Value Fund.

PURCHASE AND REDEMPTION PROCEDURES

The Funds have the same purchase and redemption procedures. Class II shares of the Select Value Fund and Class A shares of the Diversified Value Fund each have a minimum initial purchase requirement of $2,500. The minimum subsequent purchase requirement for each is $50. For more information, see "Purchasing Your Shares" in the Trust Prospectus. The Select Value Fund's and the Diversified Value Fund's shares may each be redeemed by telephone, Internet, by mail, by wire or through accounts with certain brokers and other financial institutions. Payments for redemptions of each Fund are sent within seven days (normally within 3 business days) after receipt of a proper redemption request. Each Fund reserves the right to redeem in kind, under certain circumstances, by paying you the proceeds in liquid securities rather than in cash. Additional information concerning purchases and redemptions of shares, including how each Fund's net asset value is determined, is contained in the Trust's Prospectus. All investments in the Funds are invested in full and fractional shares.

The Funds reserve the right to reject any purchase order.

EXCHANGE PRIVILEGES

The Funds have similar exchange privileges. You may exchange Class II shares of the Select Value Fund and Class A of the Diversified Value Fund for the corresponding class of shares of another Touchstone Fund at net asset value, subject to any applicable limitations resulting from the closing of Touchstone Funds to new investors. You do not have to pay any fee for your exchange of shares of the Funds. Additional information concerning the Funds' exchange privileges is contained in the Trust's Prospectus.

DIVIDEND POLICY

Each Fund has the same dividend distribution policy. Each Fund distributes its income quarterly as a dividend to shareholders and distributes its capital gains at least annually. Dividends and distributions are reinvested in additional shares of the Fund, or paid in cash, if you have elected this option. See the Trust's Prospectus for further information concerning dividends and distributions.

After the Reorganization, shareholders of the Select Value Fund who have elected to have their dividends and/or distributions reinvested will have dividends and/or distributions received from the Diversified Value Fund reinvested in the same class of shares of the Diversified Value Fund. Shareholders of the Select Value Fund who have elected to receive dividends and/or distributions in cash will receive dividends and/or distributions from the Diversified Value Fund in cash after the Reorganization, although they may, after the Reorganization, elect to have such dividends and/or distributions reinvested in additional shares of the Diversified Value Fund.

The Select Value Fund and the Diversified Value Fund have each qualified to be treated as a regulated investment company under the Code. To remain qualified as a regulated investment company, a Fund must, among other things, distribute 90% of its taxable and tax-exempt income and diversify its holdings as required by the 1940 Act and the Code. While so qualified, so long as each Fund distributes all of its net investment company taxable and tax-exempt income and any net realized gains to its shareholders of record, it is expected that a Fund will not be required to pay any federal income taxes on the amounts distributed to its shareholders of record.

FINANCIAL HIGHLIGHTS OF THE FUNDS

The tables that follow present performance information about Class II shares of the Select Value Fund and Class A shares of the Diversified Value Fund. This information is intended to help you understand each fund's financial performance for the past five years. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a fund, assuming you reinvested all of your dividends and distributions. The financial highlights for each fund for the year ended September 30, 2006 was audited by Ernst & Young LLP, independent registered public accounting firm. The financial highlights for all other periods presented were audited by other independent registered public accountants. The report of the independent registered public accounting firm, along with each fund's financial statements and related notes, appears in the 2006 Annual Report for the funds.

TOUCHSTONE PITCAIRN SELECT VALUE FUND - CLASS II SHARES

             -----------------------------------------------------------------------------------------------------------------------
              Net asset         Net       Realized and       Total        Dividends     Distributions       Total        Net asset
                value,      investment     unrealized     investment      from net      from capital    dividends and   value, end
              beginning    income (loss)      gains       activities     investment         gains       distributions    of period
              of period                    (losses) on                     income
                                           investments
------------------------------------------------------------------------------------------------------------------------------------
2006 (A)           $11.60           0.15           0.87           1.02         (0.15)           (1.11)          (1.26)       $11.36
------------------------------------------------------------------------------------------------------------------------------------
2005               $10.87           0.07           0.89           0.96         (0.07)           (0.16)          (0.23)       $11.60
------------------------------------------------------------------------------------------------------------------------------------
2004 (B)(C)        $10.38           0.08           0.66           0.74         (0.09)           (0.16)          (0.25)       $10.87
------------------------------------------------------------------------------------------------------------------------------------
2003                $8.36           0.08           2.03           2.11         (0.09)               --          (0.09)       $10.38
------------------------------------------------------------------------------------------------------------------------------------
2002               $10.01           0.09         (1.65)         (1.56)         (0.09)               --          (0.09)        $8.36
------------------------------------------------------------------------------------------------------------------------------------
2001               $10.96           0.09         (0.95)         (0.86)         (0.09)               --          (0.09)       $10.01
------------------------------------------------------------------------------------------------------------------------------------

             -----------------------------------------------------------------------------------------------------------------------
                  Total return     Net assets end of      Ratio of net       Ratio of total       Ratio of net         Portfolio
                                     period (000)         expenses to         expenses to      investment income     turnover rate
                                                       average net assets  average net assets  (loss) to average
                                                                                                   net assets
------------------------------------------------------------------------------------------------------------------------------------
2006 (A)                  9.64%             $59,921               1.10%               1.22%               1.30%                130%
------------------------------------------------------------------------------------------------------------------------------------
2005                      8.82%             $65,400               1.14%               1.24%               0.63%                 94%
------------------------------------------------------------------------------------------------------------------------------------
2004 (B)(C)           7.16% (D)             $61,817               1.03%               1.19%               0.84%                111%
------------------------------------------------------------------------------------------------------------------------------------
2003                     25.48%             $58,133               1.02%               1.23%               0.86%                104%
------------------------------------------------------------------------------------------------------------------------------------
2002                   (15.77)%             $48,455               1.02%               1.19%               0.92%                110%
------------------------------------------------------------------------------------------------------------------------------------
2001                    (7.90)%             $60,986               1.00%               1.19%               0.85%                104%
------------------------------------------------------------------------------------------------------------------------------------

(A) Effective March 1, 2006, Touchstone Advisors Inc. replaced Constellation Investment Management Company, LP as the advisor to the Funds.

(B) Effective May 10, 2004 and August 2, 2004, the Constellation Funds acquired the assets of certain Turner Funds and the Pitcairn Funds, respectively, in a tax-free reorganization. In connection with the reorganization, CIMCO became the investment advisor to the Funds.

(C) For the eleven-month period ended September 30, 2004. All ratios for the period have been annualized. The Fund changed its fiscal year end from October 31 to September 30.

(D) Returns are for the period indicated and have not been annualized.

Amounts designated as "--" are either $0 or have been rounded to $0.

TOUCHSTONE DIVERSIFIED VALUE FUND - CLASS A SHARES*

             -------------------------------------------------------------------------------------------------------------------
             Net asset        Net        Realized and       Total       Dividends     Distributions       Total       Net asset
               value,      investment     unrealized     investment      from net     from capital    dividends and   value,
             beginning       income         gains        activities     investment        gains       distributions   end of
             of period       (loss)      (losses) on                      income                                        period
                                         investments
--------------------------------------------------------------------------------------------------------------------------------
2006 (A)          $12.60          0.17            1.08           1.25        (0.17)           (1.02)          (1.19)      $12.66
--------------------------------------------------------------------------------------------------------------------------------
2005              $11.22          0.13            1.38           1.51        (0.13)               --          (0.13)      $12.60
--------------------------------------------------------------------------------------------------------------------------------
2004 (B)(C)       $10.26          0.10            0.97           1.07        (0.11)               --          (0.11)      $11.22
--------------------------------------------------------------------------------------------------------------------------------
2003               $8.50          0.12            1.77           1.89        (0.13)               --          (0.13)      $10.26
--------------------------------------------------------------------------------------------------------------------------------
2002               $9.19          0.10          (0.69)         (0.59)        (0.10)               --          (0.10)       $8.50
--------------------------------------------------------------------------------------------------------------------------------
2001              $10.52          0.09          (1.33)         (1.24)        (0.09)               --          (0.09)       $9.19
--------------------------------------------------------------------------------------------------------------------------------

             -----------------------------------------------------------------------------------------------------------------
               Total return      Net assets end       Ratio of net       Ratio of total      Ratio of net         Portfolio
                                 of period (000)      expenses to         expenses to         investment        turnover rate
                                                   average net assets  average net assets  income (loss) to
                                                                                              average net
                                                                                                assets
--------------------------------------------------------------------------------------------------------------------------------
2006 (A)                10.68%           $167,597               1.06%               1.20%              1.34%                 48%
--------------------------------------------------------------------------------------------------------------------------------
2005                    13.47%           $168,542               1.09%               1.21%              1.04%                 64%
--------------------------------------------------------------------------------------------------------------------------------
2004 (B)(C)         10.50% (D)           $152,202               1.02%               1.14%              1.06%                 75%
--------------------------------------------------------------------------------------------------------------------------------
2003                    22.43%           $143,641               1.01%               1.14%              1.32%                 59%
--------------------------------------------------------------------------------------------------------------------------------
2002                   (6.43)%           $122,391               1.02%               1.13%              1.17%                 26%
--------------------------------------------------------------------------------------------------------------------------------
2001                  (11.87)%           $139,767               1.00%               1.16%              0.92%                 48%
--------------------------------------------------------------------------------------------------------------------------------

* Prior to November 17, 2006, Class A shares of Diversified Value Fund were referred to as Class II shares.

(A) Effective March 1, 2006, Touchstone Advisors Inc. replaced Constellation Investment Management Company, LP as the advisor to the Funds.

(B) Effective May 10, 2004 and August 2, 2004, the Constellation Funds acquired the assets of certain Turner Funds and the Pitcairn Funds, respectively, in a tax-free reorganization. In connection with the reorganization, CIMCO became the investment advisor to the Funds.

(C) For the eleven-month period ended September 30, 2004. All ratios for the period have been annualized. The Fund changed its fiscal year end from October 31 to September 30.

(D) Returns are for the period indicated and have not been annualized.

Amounts designated as "--" are either $0 or have been rounded to $0.

                 COMPARATIVE INFORMATION ON SHAREHOLDERS' RIGHTS

The operations of the Trust are governed by its Amended and Restated Agreement and Declaration of Trust, as amended, and Amended and Restated By-Laws, and applicable Delaware law. The organizational documents of the Trust are referred to generically in this section of the Prospectus/Proxy Statement as the Declaration of Trust and By-Laws. Shareholders entitled to vote at the Meeting may obtain a copy of the Trust's Declaration of Trust and By-Laws, without charge, upon written or oral request to the Trust at the address and telephone number set forth on the cover of this Prospectus/Proxy Statement. The following information summarizes shareholders' rights under the Amended and Restated Declaration of Trust and Amended and Restated By-Laws. The rights of the Select Value Fund shareholders and the Diversified Value Fund shareholders are the same under these documents.

FORM OF ORGANIZATION

As noted above, the Trust is organized as a Delaware statutory trust. The Trust is an open-end management investment company registered with the Securities and Exchange Commission ("SEC") under the 1940 Act, and is organized as a "series company" as that term is used in Rule 18f-2 under the 1940 Act. The series of the Trust consist of the Select Value Fund, the Diversified Value Fund and other mutual funds of various asset classes. The Trust is governed by its Declaration of Trust, By-Laws, and a Board of Trustees, and by applicable Delaware and federal law.

CAPITALIZATION

The beneficial interests in the Trust are represented by an unlimited number of transferable shares of beneficial interest, $.01 par value per share, of one or more series. The Declaration of Trust of the Trust permits the Trustees to allocate shares into one or more series, and classes thereof, with rights determined by the Trustees, all without shareholder approval. Fractional shares may be issued by each Fund.

The Select Value Fund offers Class II shares. The Diversified Value Fund offers Class A and Class C shares. Class C shares are not involved in the Reorganization. Shares of the classes of each Fund represent an equal pro rata interest in the Fund and generally have identical voting, dividend, liquidation and other rights, other than the payment of distribution fees. Shareholders of each Fund are entitled to receive dividends and other amounts as determined by the Trustees, as applicable.

Shareholders of each Fund vote separately, by Fund, as to matters, such as changes in fundamental investment restrictions, that affect only their particular Fund. Shareholders of each Fund vote by class as to matters, such as approval of or amendments to Rule 12b-1 distribution plans, that affect only their particular class.

SHAREHOLDER LIABILITY

Under Delaware law, shareholders of a Delaware statutory trust are entitled to the same limitation of personal liability extended to stockholders of Delaware corporations. To the extent that the Trust or a shareholder is subject to the jurisdiction of courts in other states, it is possible that a court may not apply Delaware law and may thereby subject shareholders of the Trust to liability. To guard against this risk, the Trust's Declaration of Trust (a) contains an express disclaimer of shareholder liability for obligations of the Trust; (b) requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or its Trustees; and (c) provides for indemnification out of the Trust's property of any shareholder held personally liable for the obligations of the Trust. Accordingly, the risk of a shareholder of the Trust incurring financial loss beyond that shareholder's investment because of shareholder liability is limited to circumstances in which: (1) the court refuses to apply Delaware law;
(2) no contractual limitation of liability was in effect; and (3) the Trust itself is unable to meet its obligations. In light of Delaware law, the nature of the Trust's business, and the nature of its assets, the risk of personal liability to a shareholder of the Trust is remote.

Under Delaware law, shareholders of a Delaware statutory trust are entitled to the same limitation of personal liability extended to stockholders of Delaware corporations. As a result, Delaware law is generally considered to afford additional protection against potential shareholder liability.

SHAREHOLDER MEETINGS AND VOTING RIGHTS

The Trust on behalf of the Select Value Fund or the Diversified Value Fund is not required to hold annual meetings of shareholders. However, a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee must be called when requested in writing by the holders of at least 10% of the outstanding shares of the Trust. Special meetings of the Trust shall be called upon the written request of shareholders owning at least 25% of the shares then outstanding. In addition, the Trust is required to call a meeting of shareholders for the purpose of electing Trustees if, at any time, less than a majority of the Trustees then holding office were elected by shareholders. The Trust does not currently intend to hold regular shareholder meetings. Cumulative voting is not permitted in the election of Trustees of the Trust.

Except when a larger quorum is required by applicable law or the applicable governing documents, forty percent (40%) of the shares entitled to vote constitutes a quorum for consideration of a matter at a shareholders' meeting, but any lesser number is sufficient for adjourned sessions. Approval of a matter by the shareholders of the Trust requires, when a quorum is present at a meeting, the affirmative vote of a majority (greater than 50%) of the shares voted, and a plurality of the shares voted is required to elect a Trustee (unless a larger vote is required by the applicable governing documents or other law, including the 1940 Act). A Trustee of the Trust may be removed at a meeting of shareholders by a vote of two-thirds of the outstanding shares of the Trust, or with or without cause by vote of a majority of the then Trustees.

Under the Declaration of Trust of the Trust, each whole share of beneficial interest of a Fund is entitled to one vote, and each fractional share is entitled to a proportionate vote. The Declaration of Trust of the Trust provides that the Board of Trustees may, to the extent consistent with applicable law, cause the Trust or a Fund to be merged or consolidated with another trust or company, provided such merger or consolidation is authorized by vote of a majority of the outstanding shares of the Trust or the Fund, as applicable.

LIQUIDATION

In the event of the liquidation of the Trust or a Fund, the shareholders are entitled to receive, when and as declared by the Trustees, the excess of the assets belonging to the Trust or the Fund over the liabilities belonging to the Trust or the Fund. The assets so distributable to shareholders of the Fund will be distributed among the shareholders in proportion to the number of shares of a class of the Fund held by them on the date of distribution.

LIABILITY AND INDEMNIFICATION OF TRUSTEES

The Declaration of Trust of the Trust provides that: (1) the Trustees shall not be responsible or liable for any neglect or wrongdoing of any officer, agent, employee, investment advisor or principal underwriter of the Trust, or any act or omission of any other Trustee; and (2) the Trust out of its assets shall indemnify and hold harmless each and every Trustee from and against any and all claims and demands whatsoever arising out of or related to such Trustee's performance of his or her duties as a Trustee of the Trust. Under the Declaration of Trust of the Trust, a Trustee may be liable to the Trust or any shareholder of the Trust by reason of such Trustee's own willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

The foregoing is only a summary of certain characteristics of the operations of the Declaration of Trust of the Trust, its By-Laws and Delaware law and is not a complete description of those documents or law. Shareholders should refer to the provisions of such Declaration of Trust, By-Laws and Delaware law directly for more complete information.

                    VOTING INFORMATION CONCERNING THE MEETING

This Prospectus/Proxy Statement is being sent to shareholders of the Select Value Fund in connection with a solicitation of proxies by the Trustees of the Trust, to be used at the Meeting to be held at 10:00 a.m. Eastern Time, July 13, 2007, at the offices of the Trust, 303 Broadway, Suite 1100, Cincinnati, Ohio 45202, and at any adjournments thereof. This Prospectus/Proxy Statement, along with a Notice of the Meeting and a proxy card, is first being mailed to shareholders of the Select Value Fund on or about May 25, 2007.

The Board of Trustees of the Trust has fixed the close of business on May 14, 2007 as the record date (the "Record Date") for determining the shareholders of the Select Value Fund entitled to receive notice of the Meeting and to vote, and for determining the number of shares for which such instructions may be given, with respect to the Meeting or any adjournment thereof. In voting for the Reorganization, each full share of the Select Value Fund is entitled to one vote and any fractional share is entitled to a fractional vote.

Proxies may be revoked by executing and delivering a later-dated signed proxy to the Secretary of the Trust at the address set forth on the cover page of this Prospectus/Proxy Statement, or by attending the Meeting in person and voting your shares. Unless revoked, all valid proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, FOR approval of the Plan.

If you wish to participate in the Meeting, you may submit the proxy card included with this Prospectus/Proxy Statement or attend in person. Guidelines on voting by proxy card are immediately after the Notice of Special Meeting.

If the enclosed proxy card is properly executed and returned in time to be voted at the Meeting, the proxies named therein will vote the interest represented by the proxy card in accordance with the instructions marked on the returned proxy card. Proxy cards that are properly executed and returned but are not marked with voting instructions will be voted FOR the proposed Reorganization and FOR any other matters deemed appropriate.

Approval of the Reorganization will require the affirmative vote of a majority of the total number of shares of the Select Value Fund present at a shareholders' meeting duly called and at which a quorum is present (the presence in person or by proxy of holders entitled to cast at least forty percent (40%) of the votes at any shareholders' meeting).

Proxy solicitations will be made primarily by mail, but beginning on or about May 25, 2007 proxy solicitations may also be made by telephone, through the Internet or personal solicitations conducted by officers and employees of the Advisor, its affiliates or other representatives of the Select Value Fund (who will not be paid for their soliciting activities). In addition, proxy solicitations may be made by MIS, an ADP Company, the Trust's proxy solicitor. The costs of solicitation and the expenses incurred in connection with preparing this Prospectus/Proxy Statement and its enclosures will be paid by the Advisor whether or not shareholders approve the Reorganization. Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses in sending soliciting material to their principals.

Proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but will have the effect of being counted as votes against the Plan, which must be approved by a majority of the shares present.

If shareholders of the Select Value Fund do not vote to approve the Reorganization, the Trustees of the Trust will consider other possible courses of action in the best interests of shareholders. If sufficient votes to approve the Reorganization are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of voting instructions. In determining whether to adjourn the Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require an affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. Abstentions and broker non-votes will have the effect of being counted as votes against the Plan at any adjournment. The persons named as proxies will vote upon such adjournment after consideration of all circumstances which may bear upon a decision to adjourn the Meeting.

A shareholder of the Select Value Fund who objects to the proposed Reorganization will not be entitled under either Delaware law or the Declaration of Trust of the Trust to demand payment for, or an appraisal of, his or her shares. However, shareholders should be aware that the Reorganization as proposed is not expected to result in recognition of gain or loss to shareholders for federal income tax purposes. In addition, if the Reorganization is consummated, shareholders will be free to redeem the shares of the Diversified Value Fund that they receive in the transaction at their then-current net asset value. Shares of the Select Value Fund may be redeemed at any time prior to the Reorganization. Shareholders of the Select Value Fund may wish to consult their tax advisors as to any different consequences of redeeming or exchanging their shares prior to the Reorganization.

The Trust does not hold annual shareholder meetings. If the Reorganization is not approved, shareholders wishing to submit proposals to be considered for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Trust at the address set forth on the cover of this Prospectus/Proxy Statement so that they will be received by the Trust in a reasonable period of time prior to that meeting.

NOTICE TO BANKS, BROKER-DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES. Please advise the Select Value Fund whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of this Prospectus/Proxy Statement needed to supply copies to the beneficial owners of the respective shares.

The votes of the shareholders of the Diversified Value Fund are not being solicited by this Prospectus/Proxy Statement and are not required to carry out the Reorganization.

SHAREHOLDER INFORMATION

The shareholders of the Select Value Fund at the close of business on May 14, 2007 (the Record Date) will be entitled to be present and vote at the Meeting with respect to shares of the Select Value Fund owned as of the Record Date. As of the Record Date, the total number of shares of the Select Value Fund outstanding and entitled to vote was: 4,896,707.859

As of May 14, 2007, the officers and Trustees of the Trust beneficially owned as a group less than 1% of the outstanding shares of the Select Value Fund.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

On May 14, 2007, to the knowledge of the Trustees and management of the Trust, other than as set forth below, no person owned beneficially or of record more than 5% of the Select Value Fund's outstanding shares.

--------------------------------------------------------------------------------
NAME AND ADDRESS                     NUMBER OF SHARES           PERCENT OF FUNDS
--------------------------------------------------------------------------------
Select Value Fund
--------------------------------------------------------------------------------
Pitcairn Trust Company               3742547.746                76.43%
165 Township Line Road
One Pitcairn Place Suite 3000
Jenkintown, PA  19046-3543
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Pitcairn Trust Company               322290.532                 6.58%
165 Township Line Road
One Pitcairn Place Suite 3000
Jenkintown, PA  19046-3543
--------------------------------------------------------------------------------
Pitcairn Trust Company               689120.429                 14.07%
165 Township Line Road
One Pitcairn Place Suite 3000
Jenkintown, PA  19046-3543
--------------------------------------------------------------------------------

                        FINANCIAL STATEMENTS AND EXPERTS

The Annual Report of the Trust, for the year ended as of September 30, 2006, and the financial statements and financial highlights for the periods indicated therein, have been incorporated by reference herein and in the Registration Statement in reliance upon the report of Ernst & Young LLP, independent registered public accountants, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing.

                             ADDITIONAL INFORMATION

Additional information concerning each Fund and the Reorganization is contained in the documents described below, all of which have been filed with the SEC:

------------------------------------------------------------------------------------------------------------------------------------
Information about the Select Value Fund:                      How to Obtain this Information:
----------------------------------------                      -------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Prospectus of the Trust relating to Select Value Fund,        Copies are available upon request and without charge if you:
dated February 1, 2007
                                                                  o   Write to the Trust at the address listed on the cover page of
Statement of Additional Information of the Trust relating             this Prospectus/Proxy Statement; or
to Select Value Fund, dated February 1, 2007
                                                                  o   Call (800) 543-0407 toll-free.
Annual Report of the Trust relating to Select Value Fund
for the fiscal year ended September 30, 2006                      o   Access the Touchstone Investments website at
                                                                      http://www.touchstoneinvestments.com

------------------------------------------------------------------------------------------------------------------------------------
Information about Diversified Value Fund:                     How to Obtain this Information:
-----------------------------------------                     -------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Prospectus of the Trust relating to Diversified Value Fund,   Copies are available upon request and without charge if you:
dated February 1, 2007 (which accompanies this
Prospectus/Proxy Statement)                                       o   Write to the Trust at the address listed on the cover page of this Prospectus/Proxy Statement; or
Statement of Additional Information of the Trust relating
to Diversified Value Fund, dated February 1, 2007                 o   Call (800) 543-0407 toll-free.

Annual Report of the Trust relating to Diversified Value          o   Access the Touchstone Investments website at
Fund for the fiscal year ended September 30, 2006                     http://www.touchstoneinvestments.com
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Information about the Reorganization:                         How to Obtain this Information:
-------------------------------------                         -------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Statement of Additional Information dated May 14, 2007,       A copy is available upon request and without charge if you:
which relates to this Prospectus/Proxy Statement and the
Reorganization                                                    o   Write to the Trust at the address listed on the cover page of this Prospectus/Proxy Statement; or

                                                                  o   Call (800) 543-0407 toll-free.

                                                                  o   Access the Touchstone Investments website at
                                                                      http://www.touchstoneinvestments.com
------------------------------------------------------------------------------------------------------------------------------------

The Trust is subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith file reports and other information including proxy material and charter documents with the SEC. These items can be inspected and copied at the Public Reference Facilities maintained by the SEC at Washington, D.C. 20549-0102, and at the SEC's Regional Offices located at Northeast Regional Office, 3 World Financial Center, Room 4300, New York, New York 10281; Southeast Regional Office, 801 Brickell Avenue, Suite 1800, Miami, Florida 33131; Midwest Regional Office, 175 W. Jackson Boulevard, Suite 900, Chicago, Illinois 60604; Central Regional Office, 1801 California Street, Suite 1500, Denver, Colorado 80202-2656; and Pacific Regional Office, 5670 Wilshire Boulevard, 11th Floor, Los Angeles, California 90036-3648. Copies of such materials can also be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549.

                                 OTHER BUSINESS

The Trustees of the Trust do not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

THE TRUSTEES OF THE TRUST RECOMMEND APPROVAL OF THE PLAN AND ANY UNMARKED PROXY
             CARDS WILL BE VOTED IN FAVOR OF APPROVAL OF THE PLAN.

Exhibit A

                      AGREEMENT AND PLAN OF REORGANIZATION

      THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this 22nd day of February, 2007, by and between Touchstone Funds Group Trust, a Delaware statutory trust, with its principal place of business at 303 Broadway, Suite 1100, Cincinnati, Ohio 45202 (the "Trust"), with respect to its Touchstone Diversified Value Fund series (the "Acquiring Fund"), and the Fund, with respect to its Touchstone Pitcairn Select Value Fund series (the "Selling Fund," and when used collectively with the "Acquiring Fund," the "Funds").

      The reorganization (the "Reorganization") will consist of (i) the transfer of all of the assets of the Selling Fund in exchange solely for Class A shares of beneficial interest, $.01 par value per share, of the Acquiring Fund (the "Acquiring Fund Shares"); (ii) the assumption by the Acquiring Fund of all of the liabilities of the Selling Fund; and (iii) the distribution, after the Closing Date hereinafter referred to, of the Acquiring Fund Shares to the shareholders of the Selling Fund in liquidation of the Selling Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

      WHEREAS, the Selling Fund and the Acquiring Fund are each a separate investment series of the Trust and the Selling Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

      WHEREAS, the Selling Fund and the Acquiring Fund are authorized to issue their shares of beneficial interest;

      WHEREAS, the Trustees of the Trust, including a majority of Trustees that are not "interested persons," as such term is defined in section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act"), of the Trust have determined that the transactions contemplated herein are in the best interests of the Funds and that the interests of the Funds' respective existing shareholders will not be diluted as a result;

      NOW, THEREFORE, in consideration of the promises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

                                    ARTICLE I

             TRANSFER OF ASSETS OF THE SELLING FUND IN EXCHANGE FOR
            THE ACQUIRING FUND SHARES AND ASSUMPTION OF SELLING FUND
                 LIABILITIES AND LIQUIDATION OF THE SELLING FUND

      1.1 THE EXCHANGE. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Selling Fund agrees to transfer all of the Selling Fund's assets as set forth in paragraph 1.2 to the Acquiring Fund. The Acquiring Fund agrees in exchange for the Selling Fund's assets (i) to deliver to the Selling Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, computed in the manner and as of the time and date set forth in paragraphs 2.2 and 2.3; and
(ii) to assume all of the liabilities of the Selling Fund, as set forth in paragraph 1.3. Such transactions shall take place on the Closing Date provided for in paragraph 3.1.

      1 1.2 ASSETS TO BE ACQUIRED. The assets of the Selling Fund to be acquired by the Acquiring Fund shall consist of all property, including, without limitation, all cash, securities, commodities, interests in futures and dividends or interest receivables, that is owned by the Selling Fund and any deferred or prepaid expenses shown as an asset on the books of the Selling Fund on the Closing Date.

      The Selling Fund has provided the Acquiring Fund with its most recent unaudited financial statements, which contain a list of all of the Selling Fund's assets as of the date thereof. The Selling Fund hereby represents that as of the date of the execution of this Agreement there have been no changes in its financial position as reflected in said financial statements other than those occurring in the ordinary course of its business in connection with the purchase and sale of securities and the payment of its normal operating expenses. The Selling Fund reserves the right to sell any of such securities, but will not, without the prior written approval of the Acquiring Fund, acquire any additional securities other than securities of the type in which the Acquiring Fund is permitted to invest.

      The Acquiring Fund will, within a reasonable time prior to the Closing Date, furnish the Selling Fund with a list of the securities, if any, on the Selling Fund's list referred to in the second sentence of this paragraph that do not conform to the Acquiring Fund's investment objectives, policies, and restrictions. The Selling Fund will, within a reasonable period of time (not less than 30 days) prior to the Closing Date, furnish the Acquiring Fund with a list of its portfolio securities and other investments. In the event that the Selling Fund holds any investments that the Acquiring Fund may not hold, the Selling Fund, if requested by the Acquiring Fund, will dispose of such securities prior to the Closing Date. In addition, if it is determined that the Selling Fund and the Acquiring Fund portfolios, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Selling Fund if requested by the Acquiring Fund will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date. Notwithstanding the foregoing, nothing herein will require the Selling Fund to dispose of any investments or securities if, in the reasonable judgment of the Selling Fund, such disposition would either violate the Selling Fund's fiduciary duty to its shareholders or adversely affect the tax-free nature of the Reorganization.

      1.3 LIABILITIES TO BE ASSUMED. The Selling Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall assume all of the Selling Fund's liabilities reflected on a Statement of Assets and Liabilities prepared on behalf of the Selling Fund, as of the Valuation Date (as defined in paragraph 2.1), in accordance with generally accepted accounting principles consistently applied from the prior audited period, and other obligations of any kind whatsoever, whether absolute, accrued, contingent or otherwise in existence on the Closing Date.

      1.4 LIQUIDATION AND DISTRIBUTION. On or as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), (a) the Selling Fund will liquidate and distribute pro rata to the Selling Fund's shareholders of record, determined as of the close of business on the Valuation Date (the "Selling Fund Shareholders"), the Acquiring Fund Shares received by the Selling Fund pursuant to paragraph 1.1; and (b) the Selling Fund will thereupon proceed to terminate as set forth in paragraph 1.8 below. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Selling Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Selling Fund Shareholders and representing the respective pro rata number of the Acquiring Fund Shares due such Shareholders. All issued and outstanding shares of the Selling Fund will simultaneously be canceled on the books of the Selling Fund. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

      1.5 OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Shares of the Acquiring Fund will be issued in the manner described in the Prospectus/Proxy Statement on Form N-14 which has been distributed to shareholders of the Selling Fund as described in paragraph 4.1(o).

      1.6 TRANSFER TAXES. Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Selling Fund shares on the books of the Selling Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

      1.7 REPORTING RESPONSIBILITY. Any reporting responsibility of the Selling Fund is and shall remain the responsibility of the Selling Fund up to and including the Closing Date and such later date on which the Selling Fund is terminated.

      1.8 TERMINATION. The Fund shall take all necessary and appropriate steps under applicable law to terminate the Selling Fund promptly following the Closing Date and the making of all distributions pursuant to paragraph 1.4.

                                   ARTICLE II

                                    VALUATION

      2.1 VALUATION OF ASSETS. The value of the Selling Fund's assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of the close of business on the New York Stock Exchange on the business day immediately preceding the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Trust's Declaration of Trust and the Acquiring Fund's then current prospectus and statement of additional information or such other valuation procedures as shall be mutually agreed upon by the parties.

      2.2 VALUATION OF SHARES. The net asset value per share of the Acquiring Fund Shares shall be the net asset value per share computed as of the close of business on the New York Stock Exchange on the Valuation Date, using the valuation procedures set forth in the Trust's Declaration of Trust and the Acquiring Fund's then current prospectus and statement of additional information.

      2.3 SHARES TO BE ISSUED. The number of full and fractional Class A shares of the Acquiring Fund Shares to be issued in exchange for the Selling Fund's assets shall be determined by multiplying the outstanding shares of the Selling Fund by the ratio computed by dividing the net asset value per share of the Selling Fund by the net asset value per share of the Class A shares of the Acquiring Fund on the Valuation Date, determined in accordance with paragraph
2.2. Holders of Class II shares of the Selling Fund will receive Class A shares of the Acquiring Fund.

      2.4 DETERMINATION OF VALUE. All computations of value shall be made by Integrated Investment Services, Inc., the Funds' accounting agent, in accordance with its regular practice in pricing the shares and assets of the Funds.

                                   ARTICLE III

                            CLOSING AND CLOSING DATE

      3.1 CLOSING DATE. The closing of the Reorganization (the "Closing") shall take place on or about July 13, 2007 or such other date as the parties may agree to in writing (the "Closing Date"). All acts taking place at the Closing shall be deemed to take place simultaneously immediately prior to the opening of business on the Closing Date unless otherwise provided. The Closing shall be held as of 8:00 a.m. Eastern Time at the offices of the Trust or at such other time and/or place as the parties may agree.

      3.2 EFFECT OF SUSPENSION IN TRADING. In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Selling Fund shall be closed to trading, or trading thereon shall be restricted; or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Selling Fund is impracticable, the Valuation Date (and the Closing Date) shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

      3.3 TRANSFER AGENT'S CERTIFICATE. The Selling Fund shall cause its transfer agent to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Selling Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such Shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver, or cause its transfer agent to issue and deliver, to the Secretary of the Fund a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date or provide evidence satisfactory to the Selling Fund that such Acquiring Fund Shares have been credited to the Selling Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts and other documents as such other party or its counsel may reasonably request.

      3.4 CUSTODIAN'S CERTIFICATE. PFPC Trust Company, as custodian for the Selling Fund, shall deliver at the Closing a certificate of an authorized officer stating that: (a) the Selling Fund's portfolio securities, cash, and any other assets shall have been delivered in proper form to its respective Acquiring Fund on the Closing Date; and (b) all necessary taxes including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provisions for payment shall have been made, in conjunction with the delivery of portfolio securities by the Selling Fund.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

      4.1 REPRESENTATIONS OF THE SELLING FUND. The Selling Fund represents and warrants to the Acquiring Fund as follows:

            (a) The Selling Fund is a separate investment series of the Trust, a statutory trust duly organized, validly existing, and in good standing under the laws of the State of Delaware.

            (b) The Selling Fund is a separate investment series of the Trust, which is registered as an investment company classified as a management company of the open-end type, and its registration with the Securities and Exchange Commission (the "Commission") as an investment company under the 1940 Act, is in full force and effect.

            (c) The current prospectus and statement of additional information of the Selling Fund conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

            (d) The Selling Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result, in violation of any provision of the Trust's Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Selling Fund is a party or by which it is bound.

            (e) The Selling Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date, except for liabilities, if any, to be discharged or reflected in the Statement of Assets and Liabilities as provided in paragraph
1.3 hereof.

            (f) Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Selling Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Selling Fund to carry out the transactions contemplated by this Agreement. The Selling Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

            (g) The audited financial statements of the Selling Fund as of September 30, 2006 are in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Selling Fund as of such date, and there are no known contingent liabilities of the Selling Fund as of such date not disclosed therein.

            (h) Since September 30, 2006, there has not been any material adverse change in the Selling Fund's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Selling Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (h), a decline in the net asset value of the Selling Fund shall not constitute a material adverse change.

            (i) At the Closing Date, all federal and other tax returns and reports of the Selling Fund required by law to have been filed by such date shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid, or provision shall have been made for the payment thereof. To the best of the Selling Fund's knowledge, no such return is currently under audit by the Internal Revenue Service or any state or local tax authority, and no assessment has been asserted with respect to such returns.

            (j) For each fiscal year of its operation, the Selling Fund has met, and will continue to meet through the Closing Date, the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification and treatment as a regulated investment company and has distributed in each such year all net investment company taxable income (computed without regard to any deduction for dividends paid) and net realized capital gains (after reduction for any capital loss carryforward).

            (k) All issued and outstanding shares of the Selling Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Selling Fund. All of the issued and outstanding shares of the Selling Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.3. The Selling Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any of the Selling Fund shares, nor is there outstanding any security convertible into any of the Selling Fund shares.

            (l) At the Closing Date, the Selling Fund will have good and marketable title to the Selling Fund's assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2 and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder, and, upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund and accepted by the Acquiring Fund.

            (m) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Selling Fund and, subject to approval by the Selling Fund's shareholders, this Agreement constitutes a valid and binding obligation of the Selling Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

            (n) The information furnished by the Selling Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby is accurate and complete in all material respects and complies in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

            (o) The Selling Fund has provided the Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which included the proxy statement of the Selling Fund (the "Prospectus/Proxy Statement"), all of which was included in a Registration Statement on Form N-14 of the Acquiring Fund (the "Registration Statement"), in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act") and the 1940 Act in connection with the meeting of the shareholders of the Selling Fund to approve this Agreement and the transactions contemplated hereby. The Prospectus/Proxy Statement included in the Registration Statement (other than information therein that relates to the Acquiring Fund and any other fund described therein other than the Selling Fund) does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

      4.2 REPRESENTATIONS OF THE ACQUIRING FUND. The Acquiring Fund represents and warrants to the Selling Fund as follows:

            (a) The Acquiring Fund is a separate investment series of the Trust, a statutory trust duly organized, validly existing, and in good standing under the laws of the State of Delaware.

            (b) The Acquiring Fund is a separate investment series of the Trust, which is registered as an investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect.

            (c) The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

            (d) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in violation of the Trust's Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

            (e) Except as otherwise disclosed in writing and accepted by the Selling Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition and the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

            (f) The audited financial statements of the Acquiring Fund as of September 30, 2006 are in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Selling Fund) fairly reflect the financial condition of the Acquiring Fund as of such date, and there are no known contingent liabilities of the Acquiring Fund as of such date not disclosed therein.

            (g) Since September 30, 2006, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Selling Fund. For the purposes of this subparagraph (g), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.

            (h) At the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law then to be filed by such date shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid or provision shall have been made for the payment thereof. To the best of the Acquiring Fund's knowledge, no such return is currently under audit by the Internal Revenue Service or any state or local tax authority, and no assessment has been asserted with respect to such returns.

            (i) For each fiscal year of its operation, the Acquiring Fund has met, and will continue to meet through the Closing Date, the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company, and has distributed in each such year all net investment company taxable income (computed without regard to any deduction for dividends paid) and net realized capital gains (after reduction for any capital loss carryforward).

            (j) All issued and outstanding Acquiring Fund Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. The Acquiring Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

            (k) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

            (l) The Acquiring Fund Shares to be issued and delivered to the Selling Fund, for the account of the Selling Fund Shareholders, pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable.

            (m) The information furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby is accurate and complete in all material respects and complies in all material respects with federal securities and other laws and regulations applicable thereto.

            (n) The Prospectus/Proxy Statement included in the Registration Statement (only insofar as it relates to the Acquiring Fund) does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

            (o) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

                                    ARTICLE V

              COVENANTS OF THE ACQUIRING FUND AND THE SELLING FUND

      5.1 OPERATION IN ORDINARY COURSE. The Acquiring Fund and the Selling Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions.

      5.2 APPROVAL BY SHAREHOLDERS. The Trust will call a meeting of the shareholders of the Selling Fund to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

      5.3 INVESTMENT REPRESENTATION. The Selling Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

      5.4 ADDITIONAL INFORMATION. The Selling Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Selling Fund shares.

      5.5 FURTHER ACTION. Subject to the provisions of this Agreement, the Acquiring Fund and the Selling Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

      5.6 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within sixty days after the Closing Date, the Selling Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Selling Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code, and certified by the Fund's President, Vice President or Treasurer.

                                   ARTICLE VI

             CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SELLING FUND

      The obligations of the Selling Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions: 6.1 All representations and warranties of the Acquiring Fund contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Acquiring Fund shall have delivered to the Selling Fund a certificate executed in its name by the Fund's President or Vice President, in form and substance reasonably satisfactory to the Selling Fund and dated as of the Closing Date, to such effect and as to such other matters as the Selling Fund shall reasonably request.

      6.2 With respect to the Selling Fund, the Fund shall have received on the Closing Date an opinion from Morgan, Lewis & Bockius LLP dated as of the Closing Date, in a form reasonably satisfactory to the Selling Fund, covering the following points:

            (a) The Acquiring Fund is a separate investment series of the Trust, which is duly organized, validly existing and in good standing under the laws of the State of Delaware and has the trust power to own all of its properties and assets and, to the knowledge of such counsel, to carry on its business as presently conducted.

            (b) The Trust is registered as an investment company under the 1940 Act, and, to such counsel's knowledge, such registration with the Commission as an investment company under the 1940 Act is in full force and effect.

            (c) This Agreement has been duly authorized, executed, and delivered by the Acquiring Fund and, assuming due authorization, execution and delivery of this Agreement by the Selling Fund, is a valid and binding obligation of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights generally and to general equity principles.

            (d) Assuming that a consideration therefor not less than the net asset value thereof has been paid, the Acquiring Fund Shares to be issued and delivered to the Selling Fund on behalf of the Selling Fund Shareholders as provided by this Agreement are duly authorized and upon such delivery will be legally issued and outstanding and fully paid and non-assessable, and no shareholder of the Acquiring Fund has any statutory preemptive rights in respect thereof.

            (e) The Registration Statement, to the knowledge of such counsel, has been declared effective by the Commission and no stop order under the 1933 Act pertaining thereto has been issued; and to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required for consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act and the 1940 Act, and as may be required under state securities laws.

            (f) To the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquiring Fund or any of its properties or assets and the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business, other than as previously disclosed in the Registration Statement.

      Such opinion may contain such assumptions and limitations as shall be in the opinion of such counsel appropriate to render the opinions expressed therein. In addition, such counsel shall be entitled to state that they have relied upon officers' certificates and certificates of public officials in rendering their opinion.

                                   ARTICLE VII

            CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

      The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Selling Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

      7.1 All representations and warranties of the Selling Fund contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Selling Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by the Fund's President or Vice President, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

      7.2 The Selling Fund shall have delivered to the Acquiring Fund a statement of the Selling Fund's assets and liabilities, together with a list of the Selling Fund's portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer or Assistant Treasurer of the Fund.

      7.3 With respect to the Acquiring Fund, the Fund shall have received on the Closing Date an opinion of Morgan, Lewis & Bockius LLP, in a form reasonably satisfactory to the Acquiring Fund, covering the following points:

            (a) The Selling Fund is a separate investment series of the Trust, a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware and has the trust power to own all of its properties and assets and, to the knowledge of such counsel, to carry on its business as presently conducted.

            (b) The Trust is registered as an investment company under the 1940 Act, and, to such counsel's knowledge, such registration with the Commission as an investment company under the 1940 Act is in full force and effect.

            (c) This Agreement has been duly authorized, executed and delivered by the Selling Fund and, assuming due authorization, execution, and delivery of this Agreement by the Acquiring Fund, is a valid and binding obligation of the Selling Fund enforceable against the Selling Fund in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and to general equity principles.

            (d) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required for consummation by the Selling Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act and the 1940 Act, and as may be required under state securities laws.

            (e) To the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Selling Fund or any of its respective properties or assets and the Selling Fund is not a party to nor subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business other than as previously disclosed in the Prospectus/Proxy Statement.

            (f) Assuming that a consideration therefor of not less than the net asset value thereof has been paid, and assuming that such shares were issued in accordance with the terms of the Selling Fund's registration statement, or any amendment thereto, in effect at the time of such issuance, all issued and outstanding shares of the Selling Fund are legally issued and fully paid and non-assessable.

      Such opinion may contain such assumptions and limitations as shall be in the opinion of such counsel appropriate to render the opinions expressed therein. In addition, such counsel shall be entitled to state that they have relied upon officers' certificates and certificates of public officials in rendering their opinion.

                                  ARTICLE VIII

          FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING
                            FUND AND THE SELLING FUND

      If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Funds, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

      8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Selling Fund in accordance with the provisions of the Trust's Agreement and Declaration of Trust and By-Laws and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Selling Fund may waive the conditions set forth in this paragraph 8.1.

      8.2 On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, nor instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act and no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

      8.3 All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky securities authorities, including any necessary "no-action" positions of and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Selling Fund, provided that either party hereto may for itself waive any of such conditions.

      8.4 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness of the Registration Statement shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

      8.5 The Selling Fund shall have declared a dividend or dividends which, together with all previous such dividends shall have the effect of distributing to the Selling Fund Shareholders all of the Selling Fund's investment company taxable income for all taxable periods ending on the Closing Date (computed without regard to any deduction for dividends paid) and all of the net capital gains realized in all taxable periods ending on the Closing Date (after reduction for any capital loss carryforward).

      8.6 The Fund shall have received a favorable opinion of Morgan, Lewis & Bockius LLP addressed to the Acquiring Fund and the Selling Fund substantially to the effect that, for federal income tax purposes:

            (a) The transfer of all of the Selling Fund assets in exchange solely for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Selling Fund followed by the distribution of the Acquiring Fund Shares to the Selling Fund Shareholders in dissolution and liquidation of the Selling Fund will constitute a "reorganization" within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the Selling Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code.

            (b) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Selling Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Selling Fund.

            (c) No gain or loss will be recognized by the Selling Fund upon the transfer of all of its assets to the Acquiring Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Selling Fund or upon the distribution of the Acquiring Fund Shares to shareholders of the Selling Fund.

            (d) No gain or loss will be recognized by the shareholders of the Selling Fund upon the exchange of their shares of the Selling Fund for the Acquiring Fund Shares (including fractional shares to which they may be entitled).

            (e) The aggregate tax basis of the Acquiring Fund Shares received by each shareholder of the Selling Fund (including fractional shares to which they may be entitled) will be the same as the aggregate tax basis of the Selling Fund shares exchanged therefor.

            (f) The holding period of the Acquiring Fund Shares received by the shareholders of the Selling Fund (including fractional shares to which they may be entitled) will include the holding period of the Selling Fund shares surrendered in exchange therefor, provided that the Selling Fund shares were held as a capital asset as of the Closing Date of the Reorganization.

            (g) The tax basis of the assets of the Selling Fund received by the Acquiring Fund will be the same as the tax basis of such assets to the Selling Fund immediately prior to the exchange.

            (h) The holding period of the assets of the Selling Fund received by the Acquiring Fund will include the period during which such assets were held by the Selling Fund.

            (i) The Acquiring Fund will succeed to and take into account as of the date of the transfer (as defined in Section 1.381(b)-1(b) of the Treasury Regulations) the items of the Selling Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381(b) and (c), 382, 383 and 384 of the Code.

      No opinion will be expressed as to the effect of the Reorganization on (i) the Selling Fund or the Acquiring Fund with respect to any asset as to which any unrealized gain or loss is required to be recognized for U.S. federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting and (ii) any shareholder of the Selling Fund that is required to recognize unrealized gains and losses for U.S. federal income tax purposes under a mark-to-market system of accounting.

      Such opinion shall be based on customary assumptions, limitations and such representations as Morgan, Lewis & Bockius LLP may reasonably request, and the Selling Fund and Acquiring Fund will cooperate to make and certify the accuracy of such representations. Such opinion may contain such assumptions and limitations as shall be in the opinion of such counsel appropriate to render the opinions expressed therein. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Selling Fund may waive the conditions set forth in this paragraph 8.6.

                                   ARTICLE IX

                                    EXPENSES

      9.1 Except as otherwise provided for herein, all expenses of the transactions contemplated by this Agreement incurred by the Selling Fund and the Acquiring Fund, whether incurred before or after the date of this Agreement, will be borne and paid by Touchstone Advisors, Inc., the investment advisor to the Fund. Such expenses include, without limitation, (a) expenses incurred in connection with the entering into and the carrying out of the provisions of this Agreement; (b) expenses associated with the preparation and filing of the Registration Statement under the 1933 Act covering the Acquiring Fund Shares to be issued pursuant to the provisions of this Agreement; (c) registration or qualification fees and expenses of preparing and filing such forms as are necessary under applicable state securities laws to qualify the Acquiring Fund Shares to be issued in connection herewith in each state in which the Selling Fund Shareholders are residents as of the date of the mailing of the Prospectus/Proxy Statement to such shareholders; (d) postage; (e) printing; (f) accounting fees; (g) legal fees; and (h) solicitation costs of the transaction. All such fees and expenses so borne and paid by Touchstone Advisors, Inc. shall be solely and directly related to the transactions contemplated by this Agreement and shall be paid directly by Touchstone Advisors, Inc. to the relevant providers of services or other payees in accordance with the principles set forth in the Internal Revenue Service Rev. Ruling 73-54, 1973-1 C.B. 187.

      Notwithstanding the foregoing, the Acquiring Fund shall pay its own federal and state registration fees and any portfolio transaction costs.

                                    ARTICLE X

                    ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

      10.1 The Acquiring Fund and the Selling Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

      10.2 The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder.

                                   ARTICLE XI

                                   TERMINATION

      11.1 This Agreement may be terminated by the mutual agreement of the Acquiring Fund and the Selling Fund. In addition, either the Acquiring Fund or the Selling Fund may at its option terminate this Agreement at or prior to the Closing Date because:

            (a) of a breach by the other of any representation, warranty, or agreement contained herein to be performed at or prior to the Closing Date, if not cured within 30 days; or

            (b) a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

      11.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of the Acquiring Fund, the Selling Fund, the Trust, or their Trustees or officers, to the other party. In such event, Touchstone Advisors, Inc. shall bear the expenses incurred by the Selling Fund and the Acquiring Fund incidental to the preparation and carrying out of this Agreement as provided in paragraph 9.1.

                                   ARTICLE XII

                                   AMENDMENTS

      12.1 This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Fund; provided, however, that following the meeting of shareholders of the Selling Fund pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Selling Fund Shareholders under this Agreement to the detriment of such Selling Fund Shareholders without their further approval.

                                  ARTICLE XIII

               HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
                             LIMITATION OF LIABILITY

      13.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

      13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

      13.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the conflicts of laws provisions thereof.

      13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and permitted assigns, any rights or remedies under or by reason of this Agreement.

      13.5 With respect to the Fund, the name used herein refers respectively to the trust created and, as the case may be, the Trustees, as trustees but not individually or personally, acting from time to time under organizational documents filed in Delaware, which are hereby referred to and are also on file at the principal offices of the Fund. The obligations of the Fund entered into in the name or on behalf thereof by any of the Trustees, representatives or agents of the Fund, are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders or representatives of the Fund personally, but bind only the trust property, and all persons dealing with the Selling Fund and the Acquiring Fund must look solely to the trust property belonging to the Selling Fund and the Acquiring Fund for the enforcement of any claims against the Selling Fund and the Acquiring Fund, respectively.

      IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

                                       TOUCHSTONE FUNDS GROUP TRUST ON BEHALF OF
                                       TOUCHSTONE PITCAIRN SELECT VALUE FUND

                                       By:
                                           -------------------------------------

                                       Name: Jill T. McGruder
                                       Title: President

                                       TOUCHSTONE FUNDS GROUP TRUST ON BEHALF OF
                                       TOUCHSTONE DIVERSIFIED VALUE FUND

                                       By:
                                           -------------------------------------

                                       Name: Jill T. McGruder
                                       Title: President

                       STATEMENT OF ADDITIONAL INFORMATION

                                  MAY 14, 2007

                            ACQUISITION OF ASSETS OF

                      TOUCHSTONE PITCAIRN SELECT VALUE FUND

                                   a series of

                          TOUCHSTONE FUNDS GROUP TRUST
                            303 BROADWAY, SUITE 1100
                             CINCINNATI, OHIO 45202
                                 (800) 543-0407

                        BY AND IN EXCHANGE FOR SHARES OF

                        TOUCHSTONE DIVERSIFIED VALUE FUND

                                   a series of

                          TOUCHSTONE FUNDS GROUP TRUST
                            303 BROADWAY, SUITE 1100
                             CINCINNATI, OHIO 45202
                                 (800) 543-0407

      This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Prospectus/Proxy Statement dated May 14, 2007, relating specifically to the proposed transfer of all of the assets and liabilities of Touchstone Pitcairn Select Value Fund ("Select Value"), a series of Touchstone Funds Group Trust (the "Trust"), in exchange for Class A shares of Touchstone Diversified Value Fund ("Diversified Value "), a series of the Trust, and the assumption by the Diversified Value of all of the liabilities of Select Value. The transfer is to occur pursuant to an Agreement and Plan of Reorganization. This Statement of Additional Information consists of this cover page and the following documents attached hereto and incorporated by reference herein:

(1) The Statement of Additional Information of the Trust relating to Select Value and Diversified Value dated February 1, 2007; and

(2) Annual Report of the Trust relating to Select Value and Diversified Value for the period ended September 30, 2006.

      A copy of the Prospectus/Proxy Statement may be obtained without charge by calling or writing to the Trust at the telephone number or address set forth above.

The Pro Forma Financial Statements for the Reorganization are provided on the following pages.

                      TOUCHSTONE PITCAIRN SELECT VALUE FUND
                        TOUCHSTONE DIVERSIFIED VALUE FUND
              Pro Forma Combined Statement of Assets & Liabilities


TFGT DIVERSIFIED VALUE FUND
PRO FORMA COMBINING                                            PRO FORMA FINANCIAL STATEMENTS
STATEMENTS OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2006
(UNAUDITED)                                                                                                    Pro Forma Combined
                                                                  TFGT              TFGT                             TFGT
                                                              Pitcairn Select   Diversified        Pro Forma      Diversified
                                                                  Value Fund      Value Fund      Adjustments      Value Fund
                                                                 ($000)           ($000)            ($000)           ($000)
                                                               -------------    -------------    -------------   -------------
ASSETS
Investments, at cost                                           $      69,355    $     178,552    $          --   $     247,907
                                                               =============    =============    =============   =============
Investments, at market value                                   $      75,304    $     210,369    $          --   $     285,673
Other Assets, net                                                         90              230               --             320
                                                               -------------    -------------    -------------   -------------
     Total Assets                                                     75,394          210,599               --         285,993
                                                               -------------    -------------    -------------   -------------

LIABILITIES

Payable upon return of securities loaned                              15,289           42,406               --          57,695
Payable for capital shares redeemed                                        1               61               --              62
Payable to affiliates                                                     19               54               --              73
Dividends Payable                                                        136              409                              545
Advisory and distribution fees payable                                    28               73               --             101
                                                               -------------    -------------    -------------   -------------
     Total Liabilities                                                15,473           43,003               --          58,476
                                                               -------------    -------------    -------------   -------------
Net Assets                                                     $      59,921    $     167,596    $          --   $     227,517
                                                               =============    =============    =============   =============

ANALYSIS OF NET ASSETS

Accumulated paid in capital                                    $      48,691    $     130,723               --   $     179,414
Distributions in excess of net investment income                          (3)              (5)              --              (8)
Undistributed net realized gains from security transactions            5,284            5,061               --          10,345
Unrealized appreciation on investments                                 5,949           31,817               --          37,766
                                                               -------------    -------------    -------------   -------------
Net Assets                                                     $      59,921    $     167,596    $          --   $     227,517
                                                               =============    =============    =============   =============

BY CLASS:

NET ASSETS:
CLASS II                                                       $  59,920,926    $          --    $ (59,920,926)  $          --
CLASS A*                                                                  --      167,596,573       59,920,926     227,517,499
                                                               -------------    -------------    -------------   -------------
                                                               $  59,920,926    $ 167,596,573    $          --   $ 227,517,499
                                                               =============    =============    =============   =============

OUTSTANDING SHARES:
CLASS II                                                           5,272,740               --       (5,272,740)             --
CLASS A*                                                                  --       13,239,858        4,733,091      17,972,949
                                                               -------------    -------------    -------------   -------------
                                                                   5,272,740       13,239,858         (539,649)     17,972,949
                                                               =============    =============    =============   =============

NET ASSET VALUE PER SHARE:
CLASS II                                                       $       11.36    $        0.00                    $        0.00
                                                               -------------    -------------                    -------------
CLASS A*                                                       $        0.00    $       12.66                    $       12.66
                                                               -------------    -------------                    -------------

* Subsequent to September 30, 2006 the Class II shares of the Diversified Value Fund converted to A shares.

TFGT DIVERSIFIED VALUE FUND
Pro Forma Combining
Statements of Operations
FOR THE TWELVE MONTHS ENDED SEPTEMBER 30, 2006
(UNAUDITED)                                                                                            Pro Forma Combined
                                                            TFGT           TFGT                                TFGT
                                                       Pitcairn Select  Diversified                         Diversified
                                                         Value Fund     Value Fund     Adjustments          Value Fund
                                                           ($000)          ($000)         ($000)               ($000)
                                                         -----------    -----------    -----------          -----------
INVESTMENT INCOME

Dividends                                                $     1,452    $     3,918             --          $     5,370
Interest from securities lending                                  19             47             --                   66
                                                         -----------    -----------    -----------          -----------
          Total Investment Income                              1,471          3,965             --                5,436
                                                         -----------    -----------    -----------          -----------


EXPENSES

Investment advisory fees                                         398          1,090             --                1,488
Distribution fees - Class A*                                      --             --            567(A)               567
Distribution Fees - Class C                                       --             --             --                   --
Shareholder servicing fees                                       153            414           (567)(B)               --
Administration fees                                               90            241             --                  331
Audit and legal fees                                              21             41            (24)(C)               38
Custodian fees                                                    11             23            (20)(C)               14
Trustees' fees                                                     6             17            (12)(D)               11
Registration fees                                                 18             44            (62)(C)(E)            --
Registration fees - Class A*                                      --             --             25(E)                25
Registration fees - Class C                                       --             --               (B)                --
Report printing                                                   12             33            (18)(C)               27
Transfer agent fees                                               32             59            (91)(E)               --
Transfer agent fees - Class A*                                    --             --             91(E)                91
Transfer Agent Fees - Class C                                     --             --             --                   --
Other expenses                                                     7             18             (5)(C)               20
                                                         -----------    -----------    -----------          -----------
Total Expenses                                                   748          1,980           (116)               2,612
Fees waived                                                      (74)          (228)           302(E)                --
Fees waived (Class A)*                                            --             --           (208)(E)(F)          (208)
                                                         -----------    -----------    -----------          -----------
          Net Expenses                                           674          1,752            (22)               2,404

                                                         -----------    -----------    -----------          -----------
NET INVESTMENT INCOME                                            797          2,213             22                3,032


NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain on investments                             $     5,306    $     5,167    $        --          $    10,473
Change in unrealized appreciation (depreciation)
     of investments                                             (489)         9,323             --                8,834
                                                         -----------    -----------    -----------          -----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS                4,817         14,490             --               19,307
                                                         -----------    -----------    -----------          -----------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS           $     5,614    $    16,703    $        22          $    22,339
                                                         ===========    ===========    ===========          ===========

(A) Based on contract in effect for the legal surviving fund. Distribution Fee is Class A 0.25%.
(B)   Elimination of the shareholder service fees.
(C) Decrease due to the elimination of duplicative expenses achieved by merging the funds.
(D) Based on director compensation plan for the Trust divided by remaining number of funds.
(E) Based on legal surviving fund converting to multi-class on November 20, 2006.
(F)   Waiver based on Class A expense cap of 1.10%
* Subsequent to September 30, 2006 the Class II shares of the TFGT Diversified Value Fund converted to A shares.

TFGT Diversified Value Fund
Pro Forma Combining
Portfolio of Investments               TFGT                                                                     PRO FORMA COMBINED
September 30, 2006                    PITCAIRN                   TFGT                                            TFGT DIVERSIFIED
(Unaudited)                           SELECT                   DIVERSIFIED               PRO FORMA ADJUSTMENTS      VALUE FUND
                                     VALUE FUND  MARKET VALUE  VALUE FUND  MARKET VALUE            MARKET VALUE         MARKET VALUE
                                      Shares/Par     (000)     Shares/Par     (000)      Shares/Par     (000)  Shares/Par   (000)
                                     -----------------------------------------------------------------------------------------------
Common Stock (79.2%) (C)
CONSUMER DISCRETIONARY (5.6%) (C)
  Home Depot                              43,910  $    1,593      81,235  $    2,946                             125,145  $    4,539
  News, Cl A                                  --          --     111,799       2,197                             111,799       2,197
  Walt Disney (A)                         97,200       3,004     205,328       6,347                             302,528       9,351
                                                  ----------              ----------                                      ----------
                                                       4,597                  11,490                                          16,087

CONSUMER STAPLES (7.2%) (C)
  Altria Group                            26,425       2,023      69,100       5,290                              95,525       7,313
  General Mills                           15,950         902      51,220       2,899                              67,170       3,801
  Procter & Gamble                        39,155       2,427      87,203       5,405                             126,358       7,832
  Wal-Mart Stores                             --          --      30,505       1,504                              30,505       1,504
                                                  ----------              ----------                                      ----------
                                                       5,352                  15,098                                          20,450

ENERGY (10.7%) (C)
  Devon Energy                                --          --      48,900       3,088                              48,900       3,088
  Exxon Mobil                             77,455       5,197     206,900      13,883                             284,355      19,080
  Marathon Oil                            36,223       2,786      72,200       5,552                             108,423       8,338
                                                  ----------              ----------                                      ----------
                                                       7,983                  22,523                                          30,506

FINANCIALS (29.6%)** (C)
  Bank of New York                        75,545       2,664     217,500       7,669                             293,045      10,333
  Bear Stearns (A)                        18,710       2,621      48,439       6,786                              67,149       9,407
  Capital One Financial                   33,700       2,651      65,200       5,129                              98,900       7,780
  CBL & Associates Properties                 --          --      51,868       2,174                              51,868       2,174
  Citigroup                                   --          --     131,950       6,912                             131,950       6,912
  Everest Re Group                            --          --      37,757       3,682                              37,757       3,682
  First Industrial Realty Group (A)       42,255       1,859      71,771       3,158                             114,026       5,017
  First Marblehead (A)                    29,675       2,055      32,466       2,249                              62,141       4,304
  JPMorgan Chase (A)                      62,295       2,925     172,700       8,110                             234,995      11,035
  Radian Group (A)                        35,335       2,120      46,380       2,783                              81,715       4,903
  Torchmark                               26,600       1,679      58,300       3,679                              84,900       5,358
  Washington Mutual                           --          --      43,440       1,888                              43,440       1,888
  Wells Fargo (A)                        105,625       3,822     227,640       8,236                             333,265      12,058
                                                  ----------              ----------                                      ----------
                                                      22,396                  62,455                                          84,851

HEALTH CARE (6.7%) (C)
  Aetna                                   51,452       2,035      67,783       2,681                             119,235       4,716
  IMS Health                                  --          --      40,509       1,079                              40,509       1,079
  Mylan Laboratories (A)                      --          --     102,500       2,063                             102,500       2,063
  Pfizer                                 113,965       3,232     286,400       8,122                             400,365      11,354
                                                  ----------              ----------                                      ----------
                                                       5,267                  13,945                                          19,212

INDUSTRIALS (4.8%) (C)
  3M                                          --          --      26,950       2,006                              26,950       2,006
  Dover                                   37,480       1,778      38,730       1,837                              76,210       3,615
  General Dynamics                            --          --      41,880       3,001                              41,880       3,001
  Goodrich                                46,170       1,871          --          --                              46,170       1,871
  Illinois Tool Works                         --          --      47,366       2,127                              47,366       2,127
  Norfolk Southern                            --          --      23,901       1,053                              23,901       1,053
                                                  ----------              ----------                                      ----------
                                                       3,649                  10,024                                          13,673

INFORMATION TECHNOLOGY (1.7%) (C)
  Microsoft                                   --          --      60,750       1,660                              60,750       1,660
  Vishay Intertechnology*                     --          --      98,000       1,376                              98,000       1,376
  Xerox*                                      --          --     117,155       1,823                             117,155       1,823
                                                  ----------              ----------                                      ----------
                                                          --                   4,859                                           4,859

MATERIALS (2.7%) (C)
  Air Products & Chemicals                15,890       1,054      37,064       2,460                              52,954       3,514
  Alcoa                                   46,290       1,298      57,417       1,610                             103,707       2,908
  Weyerhaeuser                                --          --      18,885       1,162                              18,885       1,162
                                                  ----------              ----------                                      ----------
                                                       2,352                   5,232                                           7,584

TELECOMMUNICATION SERVICES (5.1%) (C)
  AT&T (A)                                69,955       2,278     184,790       6,017                             254,745       8,295
  Verizon Communications                  51,120       1,898     120,479       4,473                             171,599       6,371
                                                  ----------              ----------                                      ----------
                                                       4,176                  10,490                                          14,666

UTILITIES (5.1%) (C)
  FPL Group (A)                               --          --      86,610       3,897                              86,610       3,897
  Pepco Holdings                              --          --     144,000       3,481                             144,000       3,481
  PG&E (A)                                86,420       3,599      83,220       3,466                             169,640       7,065
                                                  ----------              ----------                                      ----------
                                                       3,599                  10,844                                          14,443
                                                  ----------              ----------                                      ----------

TOTAL COMMON STOCK                        59,371     166,960     226,331
                                                  ----------              ----------                                      ----------

EXCHANGE TRADED FUNDS (0.6%) (C)
  iShares Russell 1000 Value
    Index Fund                             8,229  $      634      12,195  $      940                              20,424  $    1,574
                                                  ----------              ----------                                      ----------

SHORT-TERM INVESTMENT HELD AS
  COLLATERAL FOR LOANED SECURITIES
  (20.2%) (C)
  BlackRock Institutional Money
    Market Trust, 5.36%, (B)          15,288,534      15,289  42,405,573      42,406                          57,694,107      57,695
                                                  ----------              ----------                                      ----------

CASH EQUIVALENT (0.0%) (C)
  PNC Bank Money Market
    Fund, 4.80%, (B)                       9,527          10      62,915          63                              72,442          73
                                                  ----------              ----------                                      ----------

TOTAL INVESTMENTS (100.0%) (C)                    $   75,304              $  210,369                                      $  285,673
                                                  ==========              ==========                                      ==========
Total Investment Cost                             $   69,355              $  178,552                                      $  247,907
                                                  ==========              ==========                                      ==========

*     Non-income producing security.
** More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes
(A) The security or a portion of this security was on loan at September 30, 2006. The total value of securities on loan at September 30, 2006 was $55,782,625.
(B)   The rate shown was the 7-day effective yield as of September 30, 2006.
(C) Calculated based on total investments at market of the Pro Forma Combined TFGT Diversified Value Fund.
Cl    Class

See accompanying pro forma notes to combining financial statements.

Notes to Pro Forma Financial Statements (Unaudited)
September 30, 2006

DESCRIPTION OF THE FUNDS

The acquiring fund, TFGT Diversified Value Fund ("Diversified Value"), is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified, management investment company portfolio consisting of Class II shares (subsequent to September 30, 2006 the fund converted Class II shares to Class A shares and activated Class C shares). The target fund, TFGT Pitcairn Select Value Fund ("Select Value"), is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified, management investment company portfolio consisting of Class II shares.

BASIS OF COMBINATION

The accompanying unaudited pro forma financial statements are presented to show the effect of the transfer of assets and liabilities of the Select Value in exchange for shares of Diversified Value (for purposes of maintaining the financial statements and performance).

Under the terms of the Plan of Reorganization, the combination of Select Value and Diversified Value will be accounted for by the method of accounting for tax-free mergers of investment companies. The statement of assets and liabilities and the related statement of operations of the Select Value and Diversified Value have been combined as of and for the twelve months ended September 30, 2006. In accordance with U.S. generally accepted accounting principles ("GAAP"), the historical cost of investment securities will be carried forward to Diversified Value and the results of operations for pre-combination periods of the Diversified Value will not be restated.

The accompanying pro forma financial statements should be read in conjunction with the financial statements of Select Value and Diversified Value included in their respective annual reports dated September 30, 2006.

PORTFOLIO VALUATION

Equity securities listed on national securities exchanges are valued at the last sale price as of the close of business on the day the securities are being valued. Over-the-counter securities are valued at the last sales price. Debt securities with maturities of 60 days or less are valued at amortized cost. In the absence of readily available market quotations, securities are valued at fair value under procedures established by and under the general supervision of the Board of Trustees.

CAPITAL SHARES

The pro forma net asset value per share assumes the issuance of shares of Diversified Value that would have been issued at September 30, 2006, in connection with the proposed reorganization. The number of shares assumed to be issued is equal to the net asset value of shares of Select Value, as of September 30, 2006, divided by the net asset value per share of the shares of Diversified Value as of September 30, 2006. The pro forma number of shares outstanding for the combined fund consists of the following at September 30, 2006:

-------------------------------------------------------------------------------------------------------------
Shares of Diversified Value           Additional Shares Assumed Issued    Total Outstanding Shares
Pre-Combination                       In Reorganization                   Post-Combination
-------------------------------------------------------------------------------------------------------------
             13,239,858                           4,733,091                        17,972,949
-------------------------------------------------------------------------------------------------------------

ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

FEDERAL INCOME TAXES

Each Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code. After the acquisition, the Diversified Value intends to continue to qualify as a regulated investment company, if such qualification is in the best interest of its shareholders, by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from all, or substantially all, Federal income taxes.

The identified cost of investments for the Funds is substantially the same for both financial accounting and Federal income tax purposes. The tax cost of investments will remain unchanged for the combined Fund.